CONSECO FUND GROUP
CLASS A, B, AND C SHARES
ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, CARMEL, INDIANA 46032 800-825-1530
--------------------------------------------------------------------------------
CONSECO FIXED INCOME FUND
CONSECO HIGH YIELD FUND
CONSECO ASSET ALLOCATION FUND
CONSECO EQUITY FUND
CONSECO INTERNATIONAL FUND
CONSECO 20 FUND

The Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate portfolio of investments. This Prospectus offers shares of six series ("Funds") of the Trust, each with its own investment objective and investment policies. Each Fund offers four classes of shares. This Prospectus relates solely to Class A shares, Class B shares and Class C shares of the Funds. Class Y shares are offered to certain institutional investors and qualifying individual investors through a separate prospectus. Each class may have different expenses, which may affect performance.

     Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Adviser supervises the Trust's management and investment program, performs a variety of administrative services on behalf of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The Trust pays all other expenses incurred in its operations, including fees and expenses of Trustees who are not affiliated persons of the Adviser or the Trust.

     The Conseco International Fund invests all of its investable assets in the International Equity Portfolio (the "Portfolio" or the "International Portfolio") of AMR Investment Services Trust (the "AMR Trust"), which invests primarily in equity securities of issuers based outside the United States. The Portfolio invests in securities in accordance with an investment objective, policies and limitations substantially similar to those of the Fund. The investment experience of the Fund will correspond directly with the investment experience of the Portfolio. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by the Conseco International Fund will be the Fund's interest in the Portfolio. This "master-feeder" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Additional Information About the Master-Feeder Structure." AMR Investment Services, Inc. ("AMR") provides investment management and administrative services to the Portfolio.

     The Conseco High Yield Fund may invest all of its assets in lower-rated fixed income securities, commonly known as "junk bonds" or "high yield securities." THESE SECURITIES ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND GREATER RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE HIGHER-RATED SECURITIES; THEREFORE, INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND.


                                     * * * * *

     There is no assurance that any of the Funds will achieve its investment objective. The various Funds may be used independently or in combination. You may also purchase shares of a money market fund currently managed by Federated Management ("Federated money market fund") through a separate prospectus. That prospectus is available upon request by calling 800-986-3384.

      This Prospectus sets forth concisely the information about the Trust and the Funds that an investor should know before investing. A Statement of Additional Information ("SAI") dated May 1, 1998 and revised June 5, 1998, containing additional information about the Trust and the Funds, has been filed with the SEC and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust at the address and telephone number above.

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The date of this Prospectus is May 1, 1998, as revised June 5, 1998.

                                TABLE OF CONTENTS

    OVERVIEW OF THE CONSECO FUND GROUP FUNDS..............................3
    FEE TABLE.............................................................4
    FINANCIAL HIGHLIGHTS..................................................7
    INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS.......................9
    INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES..................17
    ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE.............26
    MANAGEMENT...........................................................28
    PURCHASE OF SHARES...................................................33
    ALTERNATIVE PRICING ARRANGEMENTS.....................................35
    REDEMPTION OF SHARES.................................................41
    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.............................45
    PERFORMANCE INFORMATION..............................................47
    MANAGEMENT DISCUSSION AND ANALYSIS...................................51
    OTHER INFORMATION....................................................53
    APPENDIX A SECURITIES RATINGS.........................................1

OVERVIEW OF THE CONSECO FUND GROUP FUNDS

--------------------------------------------------------------------------------
CONSECO FUND GROUP FUND  INVESTMENT OBJECTIVE   PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
CONSECO FIXED INCOME     Seeks the highest      The Fund invests   primarily  in
FUND                     level of income as is  investment grade  fixed   income
                         consistent with        securities.
                         preservation of
                         capital.
--------------------------------------------------------------------------------
CONSECO HIGH YIELD FUND  Seeks a high level of  The Fund invests   primarily  in
                         current income, with   lower-rated    fixed      income
                         a secondary objective  securities, commonly  known   as
                         of capital             "junk   bonds"  or "high   yield
                         appreciation.          securities."
--------------------------------------------------------------------------------
CONSECO ASSET            Seeks a high total     The Fund pursues an active asset
ALLOCATION FUND          investment return,     allocation     strategy  whereby
                         consistent with the    investments are allocated, based
                         preservation of        upon     thorough     investment
                         capital and prudent    research, valuation and analysis
                         investment risk.       of   market   trends   and   the
                                                anticipated    relative    total
                                                return available,  among various
                                                asset  classes,  including  debt
                                                securities,  equity  securities,
                                                and money market instruments.
--------------------------------------------------------------------------------
CONSECO EQUITY FUND      Seeks to provide a     The Fund  seeks to  achieve  its
                         high equity  total     objective primarily by investing
                         return consistent      in  selected  equity  securities
                         with preservation of   and  other securities having the
                         capital and a prudent  investment   characteristics  of
                         level of risk.         common stocks.
--------------------------------------------------------------------------------
CONSECO INTERNATIONAL    Seeks long-term        The Fund  invests   all  of  its
FUND                     capital                investable   assets    in    the
                         appreciation.          International  Equity  Portfolio
                                                (the   "Portfolio"    or     the
                                                "International   Portfolio")  of
                                                AMR  Investment  Services  Trust
                                                (the "AMR Trust"), which invests
                                                primarily  in equity  securities
                                                of  issuers  based  outside  the
                                                United States.
--------------------------------------------------------------------------------
CONSECO 20 FUND          Seeks capital          The Fund  is   "non-diversified"
                         appreciation.          under the 1940 Act and  normally
                                                concentrates  its investments in
                                                a core position of approximately
                                                20  common  stocks  believed  to
                                                have    above-average     growth
                                                prospects.
--------------------------------------------------------------------------------

FEE TABLE

     The following fee tables are provided to assist investors in understanding the various fees and expenses which may be borne directly or indirectly by an investment in Class A, Class B and Class C shares of the Funds.


SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
                                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering  price)

CONSECO FIXED INCOME FUND                             5.00%     None     None
CONSECO HIGH YIELD FUND                               5.75%     None     None
CONSECO ASSET ALLOCATION FUND                         5.75%     None     None
CONSECO EQUITY FUND                                   5.75%     None     None
CONSECO INTERNATIONAL FUND                            5.75%     None     None
CONSECO 20 FUND                                       5.75%     None     None
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Reinvested            None      None     None
Dividends (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (as a        None      5%*      1%**
percentage of offering price or net asset value
at the time of sale, whichever is less)
--------------------------------------------------------------------------------
Redemption Fees                                       None      None     None
--------------------------------------------------------------------------------

      *The maximum 5% contingent deferred sales charge applies to sales of Class B shares during the first year after purchase. The charge generally declines annually, reaching zero after six years.

      **The 1% contingent deferred sales charge applies only if an investor sells Class C shares within the first year after purchase.


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

CLASS A SHARES
----------------------------------------------------------------------------------------
FUND                        MANAGEMENT   ADMINISTRATIVE   12B-1    OTHER        TOTAL
                            FEES AFTER        FEES        FEES2    EXPENSES3   OPERATING
                             FEE RATE                                          EXPENSES4
                            REDUCTION1
                                                                   AFTER FEE WAIVERS AND
                                                                   EXPENSE REIMBURSEMENT
----------------------------------------------------------------------------------------
Conseco Fixed Income         0.40%            0.20%      0.65%       0.00%       1.25%
Fund
----------------------------------------------------------------------------------------
Conseco High Yield Fund      0.60%            0.20%      0.50%       0.10%       1.40%
----------------------------------------------------------------------------------------
Conseco Asset                0.70%            0.20%      0.50%       0.10%       1.50%
Allocation Fund
----------------------------------------------------------------------------------------
Conseco Equity Fund          0.70%            0.20%      0.50%       0.10%       1.50%
----------------------------------------------------------------------------------------
Conseco International        0.48%            0.75%      0.50%       0.52%       2.25%
Fund
----------------------------------------------------------------------------------------
Conseco 20 Fund              0.70%            0.20%      0.50%       0.35%       1.75%
----------------------------------------------------------------------------------------

CLASS B AND CLASS C SHARES
----------------------------------------------------------------------------------------
FUND                        MANAGEMENT   ADMINISTRATIVE   12B-1    OTHER        TOTAL
                            FEES AFTER        FEES        FEES2    EXPENSES3   OPERATING
                             FEE RATE                                          EXPENSES4
                            REDUCTION1
                                                                   AFTER FEE WAIVERS AND
                                                                   EXPENSE REIMBURSEMENT
----------------------------------------------------------------------------------------
Conseco Fixed Income Fund    0.40%            0.20%      1.00%       0.00%       1.60%
----------------------------------------------------------------------------------------
Conseco High Yield Fund      0.60%            0.20%      1.00%       0.10%       1.90%
----------------------------------------------------------------------------------------
Conseco Asset Allocation     0.70%            0.20%      1.00%       0.10%       2.00%
Fund
----------------------------------------------------------------------------------------
Conseco Equity Fund          0.70%            0.20%      1.00%       0.10%       2.00%
----------------------------------------------------------------------------------------
Conseco International Fund   0.48%            0.75%      1.00%       0.52%       2.75%
----------------------------------------------------------------------------------------
Conseco 20 Fund              0.70%            0.20%      1.00%       0.35%       2.25%
----------------------------------------------------------------------------------------

1 The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco Fixed Income Fund to 0.40% of the Fund's average daily net assets until April 30, 1999. Absent such undertaking the advisory fee would be 0.45% of the Fund's average daily net assets. The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco High Yield Fund to 0.60% of the Fund's average daily net assets until April 30, 1999. Absent such undertaking the advisory fee would be 0.70% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio. Absent such undertaking the advisory fee would be 1.00% of the Fund's average daily net assets. Accordingly, Management Fees in the fee table reflect only the Conseco International Fund's pro rata portion of the Portfolio's management fees. Similarly, because of the master-feeder structure, Other Expenses in the fee table combine the Conseco International Fund's expenses and that Fund's pro rata portion of the Portfolio's expenses.

2 As a result of 12b-1 fees, a long-term shareholder in a Fund may pay more than the economic equivalent of the maximum sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

3 Other Expenses in the Fee Table for all classes and Funds EXCEPT Class A of the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund are based on estimated amounts for the current fiscal year. Other Expenses exclude taxes, interest, brokerage and other transaction expenses, and any extraordinary expenses.

4 The expense information set forth above reflects voluntary commitments of the Adviser, Conseco Services, LLC (the "Administrator") and Conseco Equity Sales, Inc. (the "Distributor") to waive a portion of their fees under each Fund's Investment Advisory Agreement, Administration Agreement and Distribution and Service Plan, respectively, and/or to reimburse a portion of the Fund's expenses through April 30, 1999. The voluntary commitments provide that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above.

     In the absence of such waivers and reimbursements (as well as the Adviser's undertaking with respect to the Conseco Fixed Income Fund, as noted above), Other Expenses for Class A Shares of the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund would have been 3.45%, 11.04% and

12.37%, and Total Operating Expenses would have been 4.85%, 12.44% and 13.67%, of each Fund's average daily net assets, respectively. It is estimated that Other Expenses and Total Operating Expenses with respect to the classes and Funds listed in the table below would have been as follows:

----------------------------------------------------------------
                          ESTIMATED OTHER       ESTIMATED
                             EXPENSES        TOTAL OPERATING
                                                 EXPENSES
----------------------------------------------------------------
          FUND              CLASS B AND    CLASS B AND CLASS C
                              CLASS C
----------------------------------------------------------------
CONSECO FIXED INCOME           .81%               2.46%
FUND
----------------------------------------------------------------
CONSECO ASSET                  .75%               2.65%
ALLOCATION FUND
----------------------------------------------------------------
CONSECO EQUITY FUND            .71%               2.61%
----------------------------------------------------------------

----------------------------------------------------------------
                          ESTIMATED OTHER       ESTIMATED
                             EXPENSES        TOTAL OPERATING
                                                 EXPENSES
----------------------------------------------------------------
          FUND           CLASS A  CLASS B   CLASS A    CLASS B
                                  CLASS C              CLASS C
----------------------------------------------------------------
CONSECO HIGH YIELD FUND    1.14%     1.14%      2.54%     3.04%
----------------------------------------------------------------
CONSECO INTERNATIONAL       .99%      .99%      2.72%     3.22%
FUND
----------------------------------------------------------------
CONSECO 20 FUND             .86%      .86%      2.26%     2.76%
----------------------------------------------------------------

EXAMPLE

     Assuming a hypothetical investment of $1,000 and a 5% annual return, an investor in Class A, Class B and Class C shares of each of the Funds would pay transaction and operating expenses at the end of each year as follows:

CLASS A SHARES
-----------------------------------------------------------------------
FUND                            1 YEAR    3 YEARS  5 YEARS   10 YEARS
-----------------------------------------------------------------------
Conseco Fixed Income Fund       $62       $87      $114      $191
-----------------------------------------------------------------------
Conseco High Yield Fund         $71       $99      N/A       N/A
-----------------------------------------------------------------------
Conseco Asset Allocation Fund   $72       $101     $133      $223
-----------------------------------------------------------------------
Conseco Equity Fund             $72       $101     $133      $223
-----------------------------------------------------------------------
Conseco International Fund      $79       $123     N/A       N/A
-----------------------------------------------------------------------
Conseco 20 Fund                 $74       $109     N/A       N/A
-----------------------------------------------------------------------

CLASS B SHARES
---------------------------------------------------
FUND                            1 YEAR    3 YEARS
---------------------------------------------------
CONSECO FIXED INCOME FUND
Assuming redemption at end of   $68       $83
  period
Assuming no redemption          $16       $50
---------------------------------------------------
CONSECO HIGH YIELD FUND
Assuming redemption at end of   $71       $92
  period
Assuming no redemption          $23       $69
---------------------------------------------------
CONSECO ASSET ALLOCATION FUND
Assuming redemption at end of   $72       $95
  period
Assuming no redemption          $20       $62
---------------------------------------------------
CONSECO EQUITY FUND
Assuming redemption at end of   $72       $95
  period
Assuming no redemption          $20       $62
---------------------------------------------------

CONSECO INTERNATIONAL FUND
Assuming redemption at end of   $79       $116
  period
Assuming no redemption          $28       $ 84
---------------------------------------------------
CONSECO 20 FUND
Assuming redemption at end of   $74       $102
  period
Assuming no redemption          $23       $ 69
---------------------------------------------------

CLASS C SHARES
---------------------------------------------------
FUND                            1 YEAR    3 YEARS
---------------------------------------------------
CONSECO FIXED INCOME FUND
Assuming redemption at end of   $26       $50
  period
Assuming no redemption          $16       $50
CONSECO HIGH YIELD FUND
Assuming redemption at end of   $29       $59
  period
Assuming no redemption          $19       $59
---------------------------------------------------
CONSECO ASSET ALLOCATION FUND
Assuming redemption at end of   $30       $62
  period
Assuming no redemption          $20       $62
---------------------------------------------------
CONSECO EQUITY FUND
Assuming redemption at end of   $30       $62
  period
Assuming no redemption          $20       $62
---------------------------------------------------
CONSECO INTERNATIONAL FUND
Assuming redemption at end of   $38       $84
  period
Assuming no redemption          $28       $84
---------------------------------------------------
CONSECO 20 FUND
Assuming redemption at end of   $33       $69
  period
Assuming no redemption          $23       $69
---------------------------------------------------


     THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.


FINANCIAL HIGHLIGHTS

     The financial highlights set forth on the following pages present certain financial information and ratios as well as performance information for Class A of the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund. This information is derived from the December 31, 1997 Conseco Fund Group Annual Report and has been audited by Coopers & Lybrand LLP, independent accountants, whose report thereon is also included in the Annual Report. The Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained without charge by calling (800) 986-3384.

                                                        FOR THE YEAR ENDED
                                                         DECEMBER 31, 1997
                                                   ----------------------------
                                                               ASSET      FIXED
                                                   EQUITY   ALLOCATION   INCOME
CLASS A SHARES                                      FUND       FUND       FUND
                                                   ------   ----------   ------
Net asset value per share,
 beginning of period........................      $10.00     $10.00     $10.00
Income from investment operations (a):
  Net investment income (loss)..............        (.04)       .28        .66
  Net realized gains and change in
   unrealized appreciation on investments ..        2.33       1.43        .18
--------------------------------------------------------------------------------
    Total from investment operations .......        2.29       1.71        .84
--------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income .....         --        (.27)      (.58)
  Distributions of net capital gains .......      (1.22)       (.71)      (.13)
--------------------------------------------------------------------------------
Total distributions.........................      (1.22)       (.98)      (.71)
--------------------------------------------------------------------------------
    Net asset value per share, end of period     $11.07      $10.73     $10.13
================================================================================
Total return (b) (c)........................      22.90%      17.19%      8.66%
================================================================================
Ratios/supplemental data (c):...............
  Net assets, end of period..... ........... $4,876,355  $1,075,505    $153,444
  Ratio of expenses to average net assets (b)      1.50%       1.50%       1.25%
  Ratio of net investment income (loss) to
   average net assets (b)...................       (.35%)      2.50%       5.51%

----------
(a) Per share amounts presented are based on an average of monthly shares outstanding during the year ended December 31, 1997.
(b) The Adviser, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expense to the extent that the ratio of expenses to average net assets would exceed on an annual basis 1.50 percent for the Equity and Asset Allocation Funds and 1.25 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 1998. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 4.85 percent for the Equity Fund, 12.44 percent for the Asset Allocation Fund and
    13.67 percent for the Fixed Income Fund.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.

                                                          ASSET         FIXED
                                             EQUITY     ALLOCATION     INCOME
                                              FUND         FUND         FUND
                                             ------     ----------     ------
Supplemental data for all classes:
Net assets, end of period.......          $65,210,629  $13,112,655  $22,029,226
Portfolio turnover rate.........              199.12%      506.64%      367.82%
Average commission rate paid (a)              $.0584       $.0584           --

----------
(a) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Each of the Funds has a different investment objective as described below. There can be no assurance that any of the Funds will achieve its investment objective. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of its investment adviser to make changes in investments in anticipation of changes in economic, business, and financial conditions. The investment objectives of the Funds are not fundamental, as defined below; the investment objective of the International Portfolio is fundamental.

     The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail in "Description of Securities and Investment Techniques" in the SAI.

     The Funds and the International Portfolio are subject to investment restrictions that are described under "Investment Restrictions" in the SAI. Those investment restrictions that are "fundamental policies" may not be changed without a majority vote of the outstanding shares of the affected Fund or the outstanding interests of the International Portfolio. Except as otherwise noted, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Trust's Board of Trustees ("Board") or the AMR Trust's Board of Trustees ("AMR Trust Board") may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Restrictions" in the SAI for further information.

CONSECO FIXED INCOME FUND

     In seeking its investment objective of providing the highest level of income as is consistent with the preservation of capital, the Conseco Fixed Income Fund invests primarily in investment grade debt securities. A debt security will be considered "investment grade" if it is rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, is determined by the Adviser to be of comparable quality. The Adviser seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the Fund in light of market conditions and trends. The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security. The Conseco Fixed Income Fund may invest in debt securities issued by publicly and privately held U.S. and foreign companies, the U.S. Government and agencies and instrumentalities thereof, states and their political subdivisions, agencies, and instrumentalities ("municipal securities"), and foreign governments and their agencies and instrumentalities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Conseco Fixed Income Fund may also invest in mortgage-related debt securities, asset-backed debt securities, and other forms of debt securities. See "Debt Securities" and "Mortgage-Backed Securities" below and in the SAI. In addition, up to 15% of the Fund's assets may be invested directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities, and up to 10% of the Fund's assets may be invested in lower-rated fixed income securities, commonly known as "junk bonds" or "high yield securities." Lower-rated fixed income securities are securities rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by another NRSRO, or unrated securities of equivalent quality. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI.

     Debt securities purchased by the Conseco Fixed Income Fund may be of any maturity. It is anticipated that the dollar weighted average life of the debt portfolio will be between seven and 15 years, but may be shorter or longer depending on market conditions. While the Conseco Fixed Income Fund intends to invest in debt securities in order to achieve its investment objective of obtaining the highest level of income as is consistent with preservation of capital, it may from time to time invest in debt securities which offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.

     Fixed income securities will be affected by changes in interest rates. When interest rates decline, the market value of a fund invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a fund invested at lower yields can be expected to decline. Therefore, the Conseco Fixed Income Fund may engage in portfolio trading to take advantage of market developments and yield disparities; for example, shortening the average maturity of the Fund in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the Fund in anticipation of a decline in interest rates so as to maximize appreciation of principal. For more information, see "Portfolio Turnover" below.

     The Conseco Fixed Income Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO HIGH YIELD FUND

     The  investment  objective  of the  Conseco  High  Yield Fund is to provide investors with a high level of current income, with a secondary objective of capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circumstances, invests at least 65% of the Fund's total assets in high yield, high risk lower-rated fixed income securities (as defined above in the investment program of the Conseco Fixed Income Fund). The lower-rated fixed income securities in which the Fund invests include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in securities rated as low as C by Moody's or D by S&P, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest. For information about the risks associated with lower-rated fixed income securities, see "Risks

Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI. The Appendix to this Prospectus describes Moody's and S&P's rating categories.

     The Fund may invest in high yield municipal securities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government securities"), or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities (as defined above in the investment program of the Conseco Fixed Income Fund, and including municipal securities). Moreover, the Fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment.

     The Fund may invest in zero coupon securities and payment-in-kind securities. A zero coupon security pays no interest to its holders prior to maturity, and a payment-in-kind security pays interest in the form of additional securities. These securities will be subject to greater fluctuation in market value in response to changing interest rates than securities of comparable maturities that make periodic cash distributions of interest.

     The Fund may also invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.

     The Fund may invest in private placements, securities traded pursuant to Rule 144A under the Securities Act of 1933 ("1933 Act") (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S. Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

     The Adviser does not rely solely on the ratings of rated securities in making investment decisions but also evaluates other economic and business factors affecting the issuer. Ratings are only the opinions of the agencies issuing them and are not absolute standards as to quality. The Adviser seeks to enhance total return specifically through purchasing securities which it believes are undervalued and selling, when appropriate, those securities it believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security.

     The Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO ASSET ALLOCATION FUND

     The investment objective of the Conseco Asset Allocation Fund is to seek a high total investment return consistent with the preservation of capital and prudent investment risk. The Fund seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated, based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available, among various asset classes, including fixed income securities, equity securities and money market instruments. Total investment return consists of current income, including dividends, interest, and discount accruals, and capital appreciation. Achieving this Fund's objective depends on the Adviser's ability to assess the effect of economic and market trends on different sectors of the market. In seeking to maximize total return, the Conseco Asset Allocation Fund follows an asset allocation strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. These shifts may result in high portfolio turnover. See "Portfolio Turnover" below for further information. The Fund's investments will be designed to maximize total return during all economic and financial environments, consistent with prudent risk as determined by the Adviser.

     The Conseco Asset Allocation Fund may invest in U.S. Government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. If the Adviser deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a substantially higher percentage of the Fund's total assets may be invested in equity securities. If, however, the Adviser believes that the equity environment is uncertain or unfavorable, the Fund may decrease its investments in equity securities and increase its investments in debt securities. Furthermore, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, the Fund may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals. Additionally, the Conseco Asset Allocation Fund may make temporary defensive investments (i.e., money market instruments) without limit if it is believed that market conditions warrant a more conservative investment strategy.

     The Conseco Asset Allocation Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.

     The maturities of the debt securities in the Conseco Asset Allocation Fund will vary based in large part on the Adviser's expectations as to future changes in interest rates. However, the Adviser anticipates that the debt component of the Fund will generally be invested primarily in intermediate and/or long-term debt securities. The Adviser anticipates that the equity portion of the Fund will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser anticipates that investment opportunities will often be sought among securities of larger, established companies, although securities issued by small- and mid-cap companies may also be selected. See "Small and Medium Capitalization Companies" below for further information.

     The Conseco Asset Allocation Fund may invest in high yield, high risk lower-rated fixed income securities (as defined above in the investment program of the Conseco Fixed Income Fund) which are not believed to involve undue risk to income or principal. The Conseco Asset Allocation Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in lower-rated fixed income securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI. The Fund may also invest in investment grade debt securities (as defined above in the investment program of the Conseco Fixed Income Fund). The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security.

     The Conseco Asset Allocation Fund may also invest in zero coupon securities and payment-in-kind securities (see the discussion with respect to the Conseco High Yield Fund, above).

     The Conseco Asset Allocation Fund may also invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Conseco Asset Allocation Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See "Foreign Securities" below and "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO EQUITY FUND

     In seeking its objective of providing a high equity total return consistent with preservation of capital and a prudent level of risk, the Conseco Equity Fund attempts to achieve a total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected equities (i.e., common stocks and other securities having the investment characteristics of common stocks, such as convertible debentures and warrants). However, if market conditions indicate their desirability, the Adviser may, for defensive purposes, temporarily invest all or a part of the assets of the Conseco Equity Fund in money market instruments.

     The Adviser expects that the Fund's equity investments will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser expects that investment opportunities will be sought among securities of small- and mid-cap companies. See "Small and Medium Capitalization Companies" below for further information. Securities issued by larger, established companies may also be selected.

     By investing in securities that are subject to market risk, the Conseco Equity Fund is subject to greater fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund, or a fund investing primarily in U.S. Government securities. To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information. The Conseco Equity Fund may also invest up to 5% of its assets in lower-rated fixed income securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Appendix A" to this Prospectus for further discussion regarding securities ratings. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI.

CONSECO INTERNATIONAL FUND

     The investment objectives of the Conseco International Fund and the International Portfolio are to realize long-term capital appreciation. The Fund has a fundamental investment policy which allows, but does not require, it to invest all of its investable assets in another investment company having substantially the same investment objective and policies. All other fundamental investment policies and the non-fundamental investment policies of the Fund and the Portfolio are substantially similar (except with respect to borrowing, as discussed in the SAI). The Fund invests only in the Portfolio. Therefore, although the following discusses the investment policies of the Portfolio, it applies equally to the Fund.

     The Portfolio invests primarily in a diversified portfolio of equity securities of issuers based outside the United States. AMR allocates the assets of the Portfolio among one or more investment advisers designated for the Portfolio. Hotchkis and Wiley, Morgan Stanley Asset Management Inc. and Templeton Investment Counsel, Inc. currently serve as investment advisers to the Portfolio. See "Management - AMR and the Investment Advisers to the International Equity Portfolio."

     Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of

80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any NRSRO or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including investment grade short-term obligations, or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

     The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

     Overseas investing carries potential risks not associated with domestic investments. These risks are often greater for investments in emerging or developing countries. See "Investment Techniques and Other Investment Policies Foreign Securities" below.

     The Portfolio will limit its investments to those in countries which have been recommended by AMR and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risks of investing in a country and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of the country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

     The Portfolio may trade forward contracts, which are derivatives, to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission. Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

     The Portfolio also may trade currency futures for the same reasons as for entering into forward contracts as set forth above. Currency futures are traded on U.S. and foreign currency exchanges. The use of currency futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the currency futures contracts themselves. The Portfolio may not enter into currency futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Currency futures contracts, which are derivatives, are discussed in greater detail in the SAI.

     As a matter of fundamental policy, the Portfolio may not (1) invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than U.S. Government securities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's total assets, or (2) invest more than 25% of its total assets in the obligations of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to U.S. Government securities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). In addition, as a non-fundamental investment restriction, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

CONSECO 20 FUND

     The investment objective of the Conseco 20 Fund is to seek capital appreciation. The Fund invests primarily in common stocks of companies that the Adviser believes have above average growth prospects. The Fund is
"non-diversified" (meaning that it is not limited under the 1940 Act in the percentage of assets that it may invest in any one issuer) and normally concentrates its investments in a core position of approximately 20 common stocks. Because the Fund may invest a larger portion of its assets in the securities of a single issuer than a "diversified" fund, an investment in the Fund may be subject to greater fluctuations in value than an investment in a "diversified" fund. However, the Fund intends to comply with the standards under the Code, that limit a regulated investment company's investments in any one issuer's securities or in securities (other than U. S. Government securities) of a limited number of issuers. See "Taxes" in the SAI.

     The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend and, to a lesser extent, in companies in which significant further growth is not anticipated but whose stocks are thought to be undervalued by the market. In identifying companies with favorable growth prospects, the Adviser ordinarily looks to certain characteristics, such as the following:

     o    prospects for above-average sales and earnings growth
     o    high return on invested capital
     o overall financial strength, including sound financial and accounting policies and a strong balance sheet
     o    competitive advantages, including innovative products and service
     o    effective research, product development, and marketing
     o    stable, capable management

     Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks. The Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. See "Small and Medium Capitalization Companies" below for further information. While the emphasis of the Fund is on common stocks, the Fund may invest its remaining assets in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in lower-rated fixed income securities. When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term debt securities.

     The Fund may invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.

     To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.

INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES

     References  in this  section  to "a  Fund,"  "the  Funds"  or "the  Conseco
International Fund" include the International Portfolio, unless the context otherwise requires.

SMALL AND MEDIUM CAPITALIZATION COMPANIES

     The Conseco 20 Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. The Conseco Equity Fund and Conseco Asset Allocation Fund also may invest in small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Funds than in a fund that invests in larger, more established companies.

PREFERRED STOCK

     The Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

DEBT SECURITIES

     The Funds (except the Conseco International Fund and the International Portfolio) may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, do not provide the high degree of security with respect to payment of principal and interest associated with higher-rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

     Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

     In selecting corporate debt securities for the Funds (except the Conseco International Fund and the International Portfolio), the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

     RISKS ASSOCIATED WITH HIGH YIELD DEBT SECURITIES. The Funds (except the Conseco International Fund and the International Portfolio) may invest in high yield, high risk, lower-rated fixed income securities. Lower-rated fixed income securities are subject to all risks inherent in any investment in debt securities. As discussed below, these risks are significantly greater in the case of lower-rated fixed income securities.

     Lower-rated fixed income securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Lower-rated fixed income securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

     An economic downturn affecting the issuer may result in a weakened capacity to make principal and interest payments and an increased incidence of default. In addition, a fund that invests in lower-rated securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated fixed income securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for lower-rated fixed income securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. This market may be thinner and less active than the market for higher quality securities, which may limit the ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

CONVERTIBLE SECURITIES

     The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

     The  value of a  convertible  security  is a  function  of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.

ZERO COUPON BONDS

     The Conseco 20, Conseco Asset Allocation and Conseco High Yield Funds may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

     The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.

PAY-IN-KIND BONDS

     The Conseco High Yield and Conseco Asset Allocation Funds may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

     The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

MORTGAGE-BACKED SECURITIES

     The Funds (except the Conseco International Fund and the International Portfolio) may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities. The Conseco 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

     MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

     FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

     As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Conseco High Yield Fund may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Fund's limit on illiquid securities.

     RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

TRUST ORIGINATED PREFERRED SECURITIES

     The Conseco High Yield Fund may also invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to the Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Conseco High Yield Fund may also invest in loan participations or assignments. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations may also be purchased by the Fund when the borrowing company is already in default.

     In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by the Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.

COLLATERALIZED BOND OBLIGATIONS

     A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (I.E. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

FOREIGN SECURITIES

     The Funds may invest in securities of foreign issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

     Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

     Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     All of the foregoing risks may be intensified in emerging markets.

     Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

     ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

RESTRICTED SECURITIES, RULE 144A SECURITIES AND ILLIQUID SECURITIES

     The Funds (except the Conseco International Fund and the International Portfolio) may invest in restricted securities, such as private placements, and in Rule 144A securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

     Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

     A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

PRIVATE PLACEMENT OFFERINGS (CONSECO INTERNATIONAL FUND AND INTERNATIONAL PORTFOLIO)

     Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolio that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolio through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolio will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by the Portfolio in excess of this level are at all times liquid.

     The AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolio's investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, to minimize the risk, the Funds will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board or the AMR Trust Board. No more than 15% of a Fund's assets may be subject to repurchase agreements maturing in more than seven days.

SECURITIES LENDING

     The Funds may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Conseco 20 Fund, the Conseco High Yield Fund, and the Conseco International Fund will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of the Fund's total assets. As a fundamental policy of Conseco Equity Fund, the Conseco

Asset Allocation Fund, and the Conseco Fixed Income Fund, such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans would exceed 15% of each Fund's total assets. A Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Funds seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser or AMR, as appropriate, to be of good financial standing and that have been approved by the Board or the AMR Trust Board, respectively.

     AMR will receive compensation for administrative and oversight functions with respect to securities lending by the International Portfolio. The amount of such compensation will depend on the income generated by the loan of the Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolio to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by AMR.

     Subject to receipt of exemptive relief from the SEC, the Portfolio also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by AMR.

BORROWING

     The Funds (except the Conseco International Fund and the International Portfolio) may borrow money to purchase securities, which is a form of leverage. This leverage may exaggerate the gains and losses on a Fund's investments and changes in the net asset value of that Fund's shares. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, a Fund will be in a worse position than if it had not borrowed. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings. Each Fund may borrow an amount up to 33 1/3 % of its assets.

PORTFOLIO TURNOVER

     The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. It is anticipated that the annual turnover rate of the Conseco High Yield Fund and Conseco 20 Fund normally will not exceed 400%. In the last fiscal year, the portfolio turnover rate was 368% for the Conseco Fixed Income Fund, 507% for the Conseco Asset Allocation Fund, and 199% for the Conseco Equity Fund, and 15% for the International Portfolio. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses. See "Dividends, Other Distributions and Taxes."

ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE

     The Conseco International Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the International Portfolio of the AMR Trust, which is a separate investment company managed by AMR. The AMR Trust is registered under the 1940 Act as an open-end diversified management investment company and was organized as a New York common law trust on June 27, 1995. The predecessor of the International Portfolio commenced operations on August 7, 1991 and transferred all of its investable assets to the Portfolio on November 1, 1995. The AMR Trust currently issues eight separate series of shares. The assets of the Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other series of the AMR Trust.

     The Board believes that the Conseco International Fund will achieve economies of scale by investing in the Portfolio, which could reduce the Fund's expenses. In addition to selling its interests to the Conseco International Fund, the Portfolio currently sells its interests to other investment companies and/or other institutional investors. All institutional investors in the Portfolio pay a proportionate share of the Portfolio's expenses and invest in the Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in the Portfolio are not required to sell their shares at the same public offering price as the Conseco International Fund and are allowed to charge different sales commissions and to have different fees and expenses. Therefore, investors in the Conseco International Fund may experience different returns than investors in another investment company that invests exclusively in the Portfolio. Information regarding other investment companies that invest in the Portfolio is available by calling (800) 967-9009.

     The Conseco International Fund's investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings also could become less diverse, resulting in increased risk. Investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio could have effective voting control over its operation.

     The Conseco International Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interests of the Conseco International Fund and its shareholders to do so. The Conseco International Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Conseco International Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Conseco International
Fund and could affect adversely the liquidity of the Conseco International Fund's portfolio. If the Conseco International Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Conseco International Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Conseco International Fund's assets by the Adviser in accordance with the Fund's investment objective and policies or the investment of all of the Conseco International Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. In the event the Board determines not to have the Adviser manage the Conseco International Fund's assets, the inability of the Fund to find a suitable replacement investment could have a significant impact on shareholders of the Conseco International Fund.

     Each investor in the Portfolio, including the Conseco International Fund, will be liable for all obligations of the Portfolio, but not of any other series of the AMR Trust. The risk to an investor in the Portfolio of incurring financial loss beyond the amount of its investment on account of such liability, however, would be limited to the unlikely circumstance in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors. For additional information regarding liability of shareholders of the Conseco International Fund, see "General" in the SAI.

MANAGEMENT

     The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth below. The Trust's officers supervise the daily business operations of the Trust. For information about the Trust's Board of Trustees and the Trust's officers, see "Management" in the SAI. The AMR Trust Board has general supervisory responsibility over the AMR Trust's affairs.

THE ADVISER

     Conseco Capital Management, Inc., 11825 N. Pennsylvania Street, Carmel, Indiana 46032, has been retained under Investment Advisory Agreements with the Trust to provide investment advice and in general to supervise the management and investment program of the Trust and each Fund. The Adviser is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products. The Adviser manages and serves as sub-adviser to other registered investment companies and manages all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages foundations, endowments, public and corporate pension plans, and private client accounts. As of December 31, 1997, the Adviser managed in excess of $32 billion in assets.

     The Adviser generally manages the affairs of the Trust, subject to the supervision of the Board. While the Conseco International Fund operates in a "master-feeder" structure, the Adviser is responsible for selecting the investment company in which that Fund invests. If the Adviser is not satisfied with the performance of that investment company, the Adviser will recommend to the Board other investment companies in which the Conseco International Fund may invest, or recommend that the Adviser manage the Conseco International Fund itself.

     Under the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of .70% of the average daily net asset value of the Conseco Equity Fund, Conseco Asset Allocation Fund, Conseco 20 Fund, and Conseco High Yield Fund, 0.45% of the average daily net asset value of the Conseco Fixed Income Fund, and 1.00% of the average daily net asset value of the Conseco International Fund. The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco Fixed Income Fund and the Conseco High Yield Fund until April 30, 1999. See "Fee Table" for more information. The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio or another investment company with substantially the same investment objective and policies as the Fund. For more information about the Portfolio's management, see "AMR and the Investment Advisers to the International Equity Portfolio" below.

     The Adviser, the Administrator and the Distributor have voluntarily agreed to waive their fees and/or reimburse expenses to the extent that the ratio of expenses to net assets on an annual basis for Class A shares of the Conseco Equity and Conseco Asset Allocation Funds exceeds 1.50%, the Conseco Fixed Income Fund exceeds 1.25%, the Conseco 20 Fund exceeds 1.75%, the Conseco High Yield Fund exceeds 1.40%, and the Conseco International Fund exceeds 2.25%; and to the extent that the ratio of expenses to net assets on an annual basis for Class B shares and Class C shares of the Conseco Equity and Conseco Asset Allocation Funds exceeds 2.00%, the Conseco Fixed Income Fund exceeds 1.60%, the Conseco High Yield Fund exceeds 1.90%, the Conseco 20 Fund exceeds 2.25% and the Conseco International Fund exceeds 2.75%. These voluntary limits may be discontinued at any time after April 30, 1999.

     The investment  professionals  primarily  responsible for the management of the Funds (except the Conseco International Fund and the International Portfolio) with the respective responsibilities and business experience for the past five years are as follows:

     CONSECO FIXED INCOME FUND: Gregory J. Hahn, CFA, Senior Vice President, Portfolio Analytics, for the Adviser. He is responsible for the portfolio analysis and management of the institutional client accounts and analytical support for taxable portfolios. In addition, he has responsibility for SEC registered investment products as well as investments in the insurance industry. Mr. Hahn joined the Adviser in 1989.

     CONSECO HIGH YIELD FUND: William F. Ficca, Vice President and Director of Research of the Adviser, and Peter C. Andersen, CFA, Second Vice President, Portfolio Analytics for the Adviser.

     Mr. Andersen is responsible for fixed income management of institutional client accounts. Mr. Andersen joined the Adviser in 1997. Prior to joining the Adviser, he was a portfolio manager for Colonial Management Associates in Boston, where he managed over $650 million in high yield, tax-free mutual funds.

     Mr. Ficca oversees the Adviser's research efforts. In addition, he is the portfolio manager of certain other investment products managed by the Adviser. Mr. Ficca joined the Adviser in 1991. Previously, Mr. Ficca worked in investment banking and traded corporate and government bonds.

     CONSECO ASSET ALLOCATION FUND: Gregory J. Hahn, CFA, Portfolio Manager of the fixed income portion of the Fund. See Mr. Hahn's business experience above. Thomas J. Pence, Portfolio Manager of the equity portion of the Fund. See Mr. Pence's business experience below.

     CONSECO EQUITY FUND: Thomas J. Pence, CFA, Vice President for the Adviser. He is responsible for the management of the Adviser's equity portfolios and oversight of the equity investment process. Mr. Pence joined the Adviser in 1992. Previously, Mr. Pence worked for five years as a securities analyst in the field of real estate acquisition and development in which he specialized in residential development and construction finance and was responsible for overseeing a project portfolio of $750 million in real estate assets.

     CONSECO 20 FUND: Thomas J. Pence, Vice President for the Adviser,  and Erik
J. Voss, Senior Securities Analyst for the Adviser. See Mr. Pence's business experience above.

     Mr. Voss assists in research and portfolio management for all of the Adviser's equity portfolios. Mr. Voss joined the Adviser in 1996. Previously, he worked as an equity analyst for another investment adviser.

     Like other financial and business organizations, the Funds could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. The Adviser is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. The Adviser also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Funds purchase. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

AMR AND THE INVESTMENT ADVISERS TO THE INTERNATIONAL EQUITY PORTFOLIO

     AMR has entered into a Management Agreement with the AMR Trust that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust, including the International Portfolio. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 1997, AMR had assets under management totaling approximately $18.4 billion including approximately $6.1 billion under active management and $12.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.2 billion of assets are related to AMR Corporation.

     AMR develops the investment program for the International Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board), allocates assets among investment advisers, monitors their investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions. For more information about these matters, see the SAI. AMR also provides the Portfolio with office space, office equipment and personnel necessary to manage and administer its operations.

     AMR oversees the Portfolio's participation in securities lending activities and any action taken by securities lending agents in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines.

     AMR bears the expense of providing the above services and pays the fees of the Portfolio's investment advisers. As compensation for doing so, AMR receives from the Portfolio an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.10% of the net assets of the Portfolio, plus
(2) all fees payable by AMR to the Portfolio's investment advisers as described below. The advisory fee is payable quarterly in arrears. AMR also receives compensation in connection with securities lending activities. If the Portfolio lends its portfolio securities and receives cash collateral from the borrower, AMR may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the Portfolio a loan fee. AMR may receive up to 25% of the loan fees posted by borrowers. Currently, AMR receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers.

     William F. Quinn has served as President of AMR since it was founded in 1986 and Nancy A. Eckl serves as Vice President - Trust Investments of AMR. Ms. Eckl previously served as Vice President - Finance and Compliance of AMR from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Portfolio. These responsibilities include oversight of the investment advisers to the Portfolio, regular review of each investment adviser's performance and asset allocations among them.

     The Portfolio's investment advisers are listed below. Each investment adviser has entered into a separate investment advisory agreement with AMR to provide investment advisory services to the Portfolio. AMR is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Conseco International Fund shareholders or International Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. AMR recommends investment advisers to the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by AMR. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. AMR need not allocate assets to each investment adviser designated for the Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by AMR, the AMR Trust Board or the interest holders of the Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and AMR does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

     The investment advisers provide the Portfolio with portfolio investment management and related recordkeeping services. Each investment adviser has discretion to purchase and sell securities for its segment of the Portfolio's assets in accordance with the Portfolio's objective, policies and restrictions and the more specific strategies provided by AMR. As compensation for its services, each investment adviser is paid a fee by AMR out of the proceeds of the management fee received by AMR from the Portfolio.

     Hotchkis and Wiley, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. Assets under management as of December 31, 1997 were approximately $12.3 billion, which included approximately $1.1 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.

     Morgan Stanley Asset Management Inc. ("MSAM"), 25 Cabot Square, London, United Kingdom E14 4QA, is a wholly owned subsidiary of Morgan Stanley, Dean Witter & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997, MSAM, together with its other asset management affiliates, had assets under management totaling approximately $142.5 billion, including approximately $112.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of December 31, 1997, MSAM had investment authority over approximately $561.9 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays MSAM an annual fee equal to .80% of the first $25 million in assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% of all excess assets.

     Templeton Investment Counsel, Inc. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1997, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $511.6 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays Templeton an annualized fee equal to .50% of the first $100 million in assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.

     Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser. For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the Portfolio.

ADMINISTRATIVE FEES

     Pursuant to an administration agreement ("Administration Agreement"), the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. In addition, while the Conseco International Fund operates in a "master-feeder" structure, the Administrator will monitor the performance of the investment company in which the Conseco International Fund invests, coordinate the Conseco International Fund's relationship with that investment company and communicate with the Board and shareholders regarding the performance of that investment company and the Fund's master-feeder structure.

     For providing these services, the Administrator receives a fee from each of the Funds (except the Conseco International Fund) of .20% per annum of its average daily net assets. The Administrator receives a fee from the Conseco International Fund of .75% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for each of the Funds, and AMR and State Street Bank and Trust Company ("State Street") perform services for the Conseco International Fund, pursuant to agreements with the Administrator.

DISTRIBUTION AND SERVICE PLANS

     The Funds have adopted Distribution and Service Plans for Class A, Class B and Class C shares to compensate the Distributor for distributing the shares and servicing the accounts of shareholders of each such class. With respect to Class A shares of each Fund except the Conseco Fixed Income Fund, the Plans authorize payments to the Distributor of up to 0.50% annually of the average daily net assets attributable to Class A shares. The Plan for Class A shares of the

Conseco Fixed Income Fund authorizes payments to the Distributor of up to 0.65% annually of the average daily net assets attributable to Class A shares. The Plan for Class B and Class C shares of all the Funds authorizes payments to the Distributor of up to 1.00% annually of each Fund's average daily net assets attributable to Class B and Class C shares, respectively. The Plans further provides for periodic payments by the Distributor to brokers, dealers, and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C of a Fund for shareholder servicing may not exceed an annual rate of
 .25% of the average daily net asset value of the Fund's shares of that class owned by clients of such broker, dealer or financial intermediary.

PURCHASE OF SHARES

HOW TO BUY SHARES

     You may purchase Class A, Class B or Class C shares from any broker, dealer, or other financial intermediary that has a selling agreement with the Distributor. These firms may charge for their services in connection with your purchase order. In addition, as discussed below, an account may be opened for the purchase of shares of a Fund by mailing a completed account application and a check payable to the appropriate Fund to the Conseco Fund Group, P.O. Box 8017, Boston, Massachusetts 02266-8017. Or you may telephone (800) 986-3384 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application. When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares.

     Purchase orders for all Funds are accepted only on a business day as defined below. Orders for shares received by the Funds' Transfer Agent on any business day prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price. The offering price is net asset value plus, for shares of Class A, a varying sales charge depending on the amount invested. For a discussion of how the price of shares of each class is computed, see "Alternate Pricing Arrangements." Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Certain brokers, dealers, and other financial intermediaries may be authorized to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the offering price next calculated after the order has been accepted by such an authorized firm. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).

     Brokers, dealers and other financial intermediaries are required to provide payment within three business days after placing an order. WHEN MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE, SUCH FIRMS MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.

     The minimum initial investment by a shareholder in Class A, Class B or Class C shares of a Fund is $250 and the minimum subsequent investment is $50. In the case of a salary reduction contribution under a retirement plan, both the minimum initial investment and subsequent investment amount is $10. A purchase of Class B shares of a Fund may not exceed $500,000; however, purchases of Class A shares exceeding $500,000 are eligible for a sales load waiver (see "Purchase of Class A Shares" below). These requirements may be changed or waived at any time at the discretion of a Fund's officers. Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

     The Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     You will receive a confirmation of each new transaction in your account, which will also show you the number of Fund shares you own and the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

PURCHASES BY WIRE

     Purchases by wire transfer should be directed to the Transfer Agent. To receive an account number call (800) 986-3384 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on a business day (as defined above) on which your bank is open for business. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA # 011000028, State Street Bank, Boston, MA, Account # 9905-244-1. If you arrange for receipt by the Transfer Agent of Federal funds prior to the close of regular trading (normally 4:00 p.m. Eastern
Time) of the NYSE on a business day as defined above, you will receive that day's offering price. Your bank may charge for these services.

PURCHASES BY CHECK

     An initial investment made by check must be accompanied by an application, completed in its entirety. Additional shares of the Funds may also be purchased by sending a check payable to the applicable Fund, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

PRE-AUTHORIZED INVESTMENT PLAN

     For your convenience, a pre-authorized investment plan may be established where your personal bank account is automatically debited and your Fund account is automatically credited with additional full and fractional shares ($50 minimum monthly investment). For further information on pre-authorized investment plans, please contact the Transfer Agent at (800) 986-3384. The minimum investment requirements may be waived by the Funds for purchases made pursuant to certain programs such as payroll deduction plans and retirement plans.

DOLLAR COST AVERAGING

     The Dollar Cost Averaging ("DCA") program enables a shareholder to transfer assets from the Federated money market fund to another investment option on a predetermined and systematic basis. The DCA program is generally suitable for shareholders making a substantial investment in the Funds and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk.

     If you have at least $5,000 invested in the Federated money market fund, you may choose to have a specified dollar amount transferred from this fund to other Fund(s) on a monthly basis. The main objective of DCA is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Funds each month, more shares are purchased in a Fund if the value per share is low and fewer shares are purchased if the value per share is high. Therefore, a lower average cost per share may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

     DCA may be elected on the application form or at a later date. The minimum amount that may be transferred each month into any Fund is $250. The maximum amount which may be transferred is equal to the amount invested in the Federated money market fund when elected, divided by 12.

     The transfer date will be the same calendar day each month. The dollar amount will be allocated to the Funds in the proportions you specify on the appropriate form, or, if none are specified, in accordance with your original investment allocation. If, on any transfer date, the amount invested is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the option will end. You may change the transfer amount once each year or cancel this option by sending the appropriate form to the Trust's Administrative Office, which must be received at least seven days before the next transfer date.

ALTERNATIVE PRICING ARRANGEMENTS

     Investors in the Funds may select Class A, Class B or Class C shares. The primary difference between the classes lies in their initial sales charge and contingent deferred sales charge structures and in their ongoing annual expenses, including 12b-1 distribution and service fees. The decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your broker, dealer or other financial intermediary. Generally, you should consider the amount you plan to invest and the length of time you plan to hold your investment, the ongoing expenses plus contingent deferred sales charges for Class B and Class C shares, the initial sales charge plus ongoing expenses for Class A shares, the possibility that a sales charge will be reduced or waived, the possibility that the return on Class A shares which is anticipated to be higher due to lower ongoing expenses - will offset the initial sales charge paid on such shares, and the automatic conversion of Class B shares to Class A shares.

PURCHASE OF CLASS A SHARES

     The offering price of Class A shares is net asset value plus a varying sales charge depending on the amount invested. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses of this class are lower than the ongoing expenses of Class B or Class C shares. The sales charge applicable to shares of Class A is determined as follows:

SALES CHARGE - ALL FUNDS EXCEPT CONSECO FIXED INCOME FUND

-------------------------------------------------------------------------------------
      ON PURCHASES OF:        AS % OF PUBLIC     AS % OF NET     DEALER REALLOWANCE
                              OFFERING PRICE   AMOUNT INVESTED    AS % OF OFFERING
                                                                           PRICE
-------------------------------------------------------------------------------------

  Less than $50,000                5.75%            6.10%              5.00%
-------------------------------------------------------------------------------------

  $50,000 to $99,999               4.50%            4.71%              3.75%
-------------------------------------------------------------------------------------

  $100,000 to $249,999             3.50%            3.63%              2.75%
-------------------------------------------------------------------------------------

  $250,000 to $499,999             2.50%            2.56%              2.00%
-------------------------------------------------------------------------------------

  $500,000 or over                 None             None               1.00%
-------------------------------------------------------------------------------------


SALES CHARGE - CONSECO FIXED INCOME FUND

-------------------------------------------------------------------------------------
      ON PURCHASES OF:        AS % OF PUBLIC     AS % OF NET     DEALER REALLOWANCE
                              OFFERING PRICE   AMOUNT INVESTED    AS % OF OFFERING
                                                                           PRICE
-------------------------------------------------------------------------------------

  Less than $50,000                5.00%            5.56%              4.50%
-------------------------------------------------------------------------------------

  $50,000 to $99,999               4.50%            4.71%              3.75%
-------------------------------------------------------------------------------------

  $100,000 to $249,999             3.50%            3.63%              2.75%
-------------------------------------------------------------------------------------

  $250,000 to $499,999             2.50%            2.56%              2.00%
-------------------------------------------------------------------------------------

  $500,000 or over                 None             None               1.00%
-------------------------------------------------------------------------------------


     The sales charge assessed upon the purchase of shares of Class A is not an expense of Class A and has no effect on the net asset value of shares of Class
A. The Distributor may allow the selling broker, dealer or financial intermediary to retain 100% of the sales charge. This may result in the selling firm being considered an underwriter under the 1933 Act.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASE

     You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     RIGHTS OF ACCUMULATION

     The sales charge for new purchases of Class A shares of a Fund will be determined by aggregating the net asset value of all shares of the Funds and shares of the Federated money market fund owned by the shareholder at the time of the new purchase. You must identify on the application all accounts to be linked for Rights of Accumulation.

     COMBINED PURCHASES

     You may aggregate your purchases of shares of the Funds with the purchases of the other persons listed below to achieve discounts in the applicable sales charges. The sales charge applicable to a current purchase of Class A shares of a Fund by a person listed below is determined by adding the value of Class A shares to be purchased to the aggregate value (at current net asset value) of all shares of any of the Funds in the Trust and shares of the Federated money market fund previously purchased and then owned. In addition, if you own a Great American Reserve Insurance Company variable annuity contract, the current cash value of such contract will be aggregated with your shares to determine your sales charge. The Transfer Agent must be notified by you or your broker, dealer or financial intermediary each time a qualifying purchase is made.

     Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing Class A shares for their own account(s), which may include tax qualified plans, such as an Individual Retirement Account ("IRA," including a Roth IRA or Education IRA), or by a company solely controlled (as defined in the 1940 Act) by such individuals. Reduced sales charges also apply to purchases by a trustee or other fiduciary if the investment is for a single trust, estate or fiduciary account, including pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code. Reduced sales charges apply to combined purchases by qualified employee benefit plans of a single corporation or of corporations affiliated with each other in accordance with the 1940 Act. Purchases made for nominee or street name accounts (securities held in the name of a broker or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     LETTER OF INTENT

     You may reduce your sales charge on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Trust may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See the SAI and the application for further details.

WAIVER OF CLASS A INITIAL SALES CHARGE

     No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

o by current or retired officers, directors and employees (and their parents, grandparents, spouse, and minor children) of the Trust, Conseco and its affiliates and the Transfer Agent;

o by any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

o by brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

o by employees and registered representatives (and their parents, grandparents, spouses and minor children) of brokers, dealers, and other financial intermediaries described above; the purchaser must certify to the Distributor at the time of the purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, grandparents, spouse or minor children);

o by any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

o by one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between the Distributor and such group;

o (i) through an investment adviser who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion;

o through a broker, dealer or other financial intermediary which maintains a net asset value purchase program that enables the Funds to realize certain economies of scale;

o through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

o by purchasers in connection with investments related to a bona fide medical savings account; or

o by an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.


     Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party, (b) purchased by the reinvestment of loan repayments by participants in retirement plans, (c) purchased by the reinvestment of dividends or other distributions from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Adviser or any of its affiliates that is subject to the exchange privilege described below); the purchaser must certify to the Distributor at the time of purchase that the purchaser is a prior load investor.

PURCHASE OF CLASS B SHARES

     The offering price of Class B shares is net asset value without any initial sales charge. As a result, the entire purchase amount is immediately invested. However, the ongoing expenses of Class B shares are higher than those of Class A shares. A purchase of Class B shares of a Fund may not exceed $500,000; however, purchases of Class A shares exceeding $500,000 are eligible for a sales load waiver (see "Purchase of Class A Shares" above). A contingent deferred sales charge is imposed upon redemptions of Class B shares within six years of their purchase. The contingent deferred sales charge is a percentage of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption, whichever is less. The contingent deferred sales charge is determined as follows:


--------------------------------------------------------------------------------
REDEMPTION DURING                              CONTINGENT DEFERRED SALES CHARGE

--------------------------------------------------------------------------------
1st year since purchase                                       5%

--------------------------------------------------------------------------------
2nd year since purchase                                       4%

--------------------------------------------------------------------------------
3rd year since purchase                                       3%

--------------------------------------------------------------------------------
4th year since purchase                                       3%

--------------------------------------------------------------------------------
5th year since purchase                                       2%

--------------------------------------------------------------------------------
6th year since purchase                                       1%

--------------------------------------------------------------------------------
7th year since purchase                                       0%

--------------------------------------------------------------------------------
8th year since purchase                                       0%

--------------------------------------------------------------------------------


The contingent deferred sales charge will not apply to shares acquired by the reinvestment of dividends or capital gains distributions.

     In determining the applicability and rate of any contingent deferred sales charge, Class B shares acquired through reinvestment of dividends and capital gains distributions will be redeemed first, followed by the Class B shares held by the shareholder for the longest period of time. The contingent deferred sales charge, if any, upon redemption of Class B shares acquired through an exchange will be calculated based on the original purchase date of the Class B shares exchanged.

     The Distributor compensates brokers, dealers, and other financial intermediaries who sell Class B shares. At the time a shareholder purchases Class B shares, the Distributor pays the broker, dealer, or other financial intermediary 4% of the purchase amount from the Distributor's own assets. The proceeds of the contingent deferred sales charge and the 12b-1 fee, in part, are used to defray these expenses.

AUTOMATIC CONVERSION OF CLASS B SHARES

     Class B shares will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. This conversion feature benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. No initial sales charge or other charge is imposed at conversion. When

Class B shares convert, a pro rata amount of Class B shares that were acquired by the reinvestment of dividends and capital gain distributions will also convert to Class A shares.

PURCHASE OF CLASS C SHARES

     The offering price of Class C shares is net asset value without any initial sales charge. As a result, the entire purchase amount is immediately invested. However, the ongoing expenses of Class C shares are higher than those of Class A shares. Class C shares never convert to any other class of shares.

     Class C shares held for less than one year are subject to a contingent deferred sales charge on redemptions in an amount equal to 1% of the lower of
(1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption. Class C shares held one year or longer are not subject to this contingent deferred sales charge. The contingent deferred sales charge also will not apply to shares acquired by the reinvestment of dividends or capital gains distributions. The order in which Class C shares are redeemed will be determined as described for Class B shares (see "Purchase of Class B Shares").

     The contingent deferred sales charge, if any, upon redemption of Class C shares acquired through an exchange and held less than one year will be calculated based on the original purchase date of the Class C shares exchanged.

     The Distributor compensates brokers, dealers, and other financial intermediaries who sell Class C shares. At the time a shareholder purchases Class C shares, the Distributor pays the broker, dealer, or other financial intermediary 1% of the purchase amount from the Distributor's own assets. The proceeds of the contingent deferred sales charge and the 12b-1 fee, in part, are used to defray these expenses.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE FOR CLASS B AND CLASS C

     To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

o any partial or complete redemption in connection with a distribution without federal tax income penalty under a tax-qualified retirement plan, upon separation from service and attaining age 55;

o any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from a tax-qualified retirement plan, eligible 457 plan, or 403(b)(7) plan;

o any complete redemption in connection with a distribution from a tax-qualified retirement plan, eligible 457 plan, or 403(b)(7) plan in connection with termination of employment or termination of the employer's plan;

o any redemption resulting from a tax-free return of an excess contribution from a tax-qualified retirement plan, IRA, savings incentive match plan for employees ("SIMPLE" plan), eligible 457 plan, or 403(b)(7) plan;

o mandated minimum distributions from a tax-qualified retirement plan, IRA, SIMPLE plan, eligible 457 plan, or 403(b) plan;

o substantially equal periodic payments as defined in Section 72(t) of the Code;

o any partial or complete redemption following death or disability of a shareholder (including one who owns the shares as joint tenant with his spouse), provided the redemption is requested within one year of the death or initial determination of disability (as defined in Section 72(m) of the Code);

o redemptions under a Fund's Systematic Withdrawal Plan (investors may not withdraw annually more than 12% of the value of their account under the Systematic Withdrawal Plan);

o redemptions in connection with distributions from a Roth IRA or Roth Conversion IRA that are qualified distributions under the Code;

o redemptions in connection with distributions from an Education IRA that are used for qualified higher education expenses under the Code or which are required by the Code to be distributed;

o redemptions in connection with investments related to a bona fide medical savings account; and

o redemptions from an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.


REDEMPTION OF SHARES

HOW TO REDEEM SHARES OF THE FUNDS

     Shares are redeemed at net asset value next determined after receipt of a redemption request in good form on any business day, reduced, for shares of Class B and Class C, by any applicable contingent deferred sales charge.

REDEMPTIONS BY MAIL

     A written request for redemption must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. A suggested form of such certification is provided on the application accompanying this Prospectus. A signature guarantee is required for redemptions of $50,000 or more. A signature guarantee may be obtained from most banks, brokers and dealers, credit unions, savings associations and financial institutions, but not from a notary public.

REDEMPTIONS BY WIRE OR TELEPHONE

     Brokers, dealers, or other financial intermediaries may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charges.

     The Funds and the Transfer Agent will not be responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Funds or the Transfer Agent reasonably believe that such instructions are genuine. The Funds and the Transfer Agent have established procedures that the Funds believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine.

These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Funds and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

REDEMPTIONS THROUGH BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     Certain brokers, dealers, and other financial intermediaries may be authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the net asset value next calculated after the order has been accepted by such an authorized firm, minus any applicable contingent deferred sales charge. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer redemption orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).

EXPEDITED REDEMPTIONS

     You may have the payment of redemption requests (of $250 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). You may request a wire redemption by telephone or written request sent to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 986-3384. You must complete the "Expedited Redemptions" section of the application for this privilege to be applicable.

SYSTEMATIC WITHDRAWAL PLAN

     You may elect to have regular monthly or quarterly payments in any fixed amount in excess of $50 made to you, or to anyone else properly designated, as long as the account has a value of at least $5,000 at the time of election. You must determine the fixed payment amount for the systematic withdrawal plan.

     There are no separate charges under this plan. A number of full and fractional shares equal in value to the amount of the requested payment will be redeemed. Such redemptions are normally processed on or about the 25th day of each month or quarter. Checks are then mailed on or about the first of the following month. If you elect to have a Systematic Withdrawal Plan, you must have all dividends and capital gains reinvested. To establish systematic cash withdrawals, please complete the systematic cash withdrawal section on the application.

     You may change the amount, frequency, and payee, or terminate this plan, by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the plan, you may realize a capital gain or loss to be reported for income tax purposes. A Systematic Withdrawal Plan may be terminated or modified at any time upon written notice by you or a Fund.

GENERAL

     Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. A Fund may delay the payment of redemption proceeds until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Funds recommend that all purchases be made by bank wire Federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.

EXCHANGE PRIVILEGE

     Class A, Class B or Class C shares of a Fund may be exchanged for shares of the same class of another Fund or for shares of the Federated money market fund at the relative net asset values per share at the time of the exchange. Shares of the Federated money market fund may be exchanged for any Class A shares at relative net asset values per share at the time of the exchange to the extent that the money market fund shares are attributable to Class A shares on which an initial sales charge was previously payable and dividend reinvestments on such Class A shares. An initial sales charge will be imposed on other exchanges of shares of the Federated money market fund for Class A shares of the Funds.

     No contingent deferred sales charge applies at the time Class B or Class C shares of a Fund are exchanged for shares of the same class of another Fund or series of the Trust, or for shares of the Federated money market fund. However, upon redemption of shares acquired through such an exchange, a contingent deferred sales charge may be deducted from the redemption proceeds based on the original purchase date of the Class B or Class C shares exchanged.

     Shares of the Federated money market fund that are attributable to an exchange from Class B or Class C shares of a Fund may later be exchanged for Fund shares of the same class without the imposition of a contingent deferred sales charge. However, upon redemption of the Fund shares acquired through such an exchange, a contingent deferred sales charge may be deducted from the redemption proceeds based on the original purchase date of the Class B or Class C shares.

     The total value of shares of a fund purchased by exchange must at least equal the fund's minimum investment requirement. Before exchanging shares, you should consider the differences in investment objectives and expenses of the fund into which the exchange would be made. Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

REINSTATEMENT PRIVILEGE

     If you redeem any or all of your Class A shares of a Fund, you may reinvest all or any portion of the redemption proceeds in Class A shares of any Fund at net asset value without any initial sales charge, provided that you make such reinvestment within 180 calendar days after the redemption date. If you redeem any or all of your Class B or Class C shares of a Fund, and pay a contingent deferred sales charge on those shares, you may reinvest all or any portion of the redemption proceeds in Class B or Class C shares, respectively, of any Fund and be reimbursed for the amount of the contingent deferred sales charge, provided that you make such reinvestment within 180 calendar days of the redemption date. The original purchase date of the Class B or Class C shares redeemed will be used for purposes of calculating the contingent deferred sales charge, if any, upon redemption of the shares acquired with this privilege.

     The reinstatement privilege may be utilized by a shareholder only once with respect to a Fund and may be subject to other restrictions.

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE

     Electronic transfers through Automated Clearing House ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Initial purchase minimums apply. You must complete the "ACH" section of the application for this privilege to be applicable.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined for each class of shares for each Fund as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class (the class' pro rata share of the value of the Fund's assets minus the class' pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.

     For each of the Funds except the Conseco International Fund and the International Portfolio, the assets of the Fund are valued as follows:
Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty
(60) days or less are valued at amortized cost.

     For the Conseco International Fund and the International Portfolio, equity securities listed on securities exchanges, including all but United Kingdom securities, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the NYSE or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the NYSE. Securities of the United Kingdom held in the Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the NYSE. Trading in foreign markets is usually completed each day prior to the close of the NYSE. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the NYSE. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward contracts are translated into U.S. dollar equivalents based on prevailing market rates. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from net investment income are declared and distributed quarterly by the Conseco Equity Fund, the Conseco Asset Allocation Fund and the Conseco 20 Fund, monthly by the Conseco Fixed Income Fund and the Conseco High Yield Fund, and annually by the Conseco International Fund; however, the Trustees may decide to declare dividends at other intervals. For dividend purposes, (1) net investment income of each of the Funds except the Conseco International Fund consists of all dividends and interest it receives, less its expenses (including fees payable to the Adviser and its affiliates), and (2) the Conseco International Fund's net investment income consists of its proportionate share of the Portfolio's dividends and interest, less that Fund's expenses and its proportionate share of the Portfolio's expenses. Distributions of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions - in the case of Conseco International Fund, its proportionate share of the Portfolio's gains -- are declared and distributed to its shareholders annually after the close of the Fund's fiscal year.

     Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class A, Class B, and Class C shares of a Fund are expected to be lower than those on its Class Y shares because Class A, Class B, and Class C shares have higher expenses resulting from their distribution and service fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

     DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For retirement accounts, all Fund distributions are reinvested. For other accounts, you have the following options:

     REINVEST ALL DISTRIBUTIONS. You can elect to reinvest all dividends and other distributions from a Fund in additional Fund shares of the same class.

     REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest dividends from a Fund in additional Fund shares of the same class while receiving other distributions by check or sent to your bank account.

     REINVEST OTHER DISTRIBUTIONS ONLY. You can elect to reinvest other distributions from a Fund in additional Fund shares of the same class while receiving dividends by check or sent to your bank account.

     RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and other distributions from a Fund or have them sent to your bank account.

TAXES

     Each Fund is treated as a separate corporation, and intends to qualify as a "regulated investment company" ("RIC"), under the Code. As such, and by complying with the applicable Code provisions regarding the amount and timing of its distributions, each Fund will be allowed a deduction for amounts distributed to its shareholders from its investment company taxable income (generally, its net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gain - in the case of the Conseco International Fund, its share of the Portfolio's income and gain -- and will not be subject to federal income tax on those amounts. To qualify for treatment as a RIC, each Fund must, among other things, satisfy certain source of income and diversification requirements described in the SAI.

     Each Fund intends to distribute all its investment company taxable income and net capital gain so as to avoid federal income and excise taxes. Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to you as ordinary income. The portion of those dividends that does not exceed the aggregate dividends received by a Fund (in the case of the Conseco International Fund, its share of the dividends received by the Portfolio) from U.S. corporations will be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     Distributions of each Fund's net capital gain (whether paid in cash or reinvested additional shares), when designated as such, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly.

     Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.

     Dividends and other distributions declared by a Fund in October, November, or December, but received by you in January, generally are taxable to you in the year in which declared. Each Fund will inform you after the end of each calendar year as to the amount and nature of dividends and other distributions paid (or deemed paid) to you for that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.

     When you redeem (sell) shares, it may result in a taxable gain or loss to you, depending on whether you receive more or less than your adjusted basis for the shares. An exchange of any Fund's shares, as described under "Purchase and Redemption of Shares -- Exchange Privilege," generally will have similar tax consequences. Special rules apply when you dispose of Class A shares of a Fund through a redemption or exchange within 90 days after your purchase thereof and subsequently reacquire Class A shares of the same Fund or acquire Class A shares of another Fund without paying a sales charge. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when you acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.

     No gain or loss will be recognized by a shareholder as a result of a conversion of Class B shares into Class A shares.

     Each Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     Some foreign countries may impose income or withholding taxes on certain dividends and interest payable to the International Portfolio. The Conseco International Fund's share of any such withheld taxes may either be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.

     The   foregoing   is  only  a  summary  of  certain   federal   income  tax
considerations affecting your investment in a Fund. More information is contained in the SAI. You should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.

PERFORMANCE INFORMATION

CONSECO FIXED INCOME FUND,  CONSECO ASSET  ALLOCATION  FUND,  AND CONSECO EQUITY
FUND

     The Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund commenced operations on January 2, 1997 and initially offered two classes of shares, including Class A. The average annualized total returns for Class A of those Funds for the period from January 2, 1997 to December 31, 1997 assuming the maximum initial sales charge were 3.20%, 10.45% and 15.83% for Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund, respectively. The total returns for Class A of the Funds for that period with no initial sales charge were 8.66%, 17.19%, and 22.90% for Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund, respectively.

     Although no Class B or Class C shares of any Fund had been issued as of December 31, 1997, Class A shares of each Fund represent an interest in the same portfolio of securities as Class B and C shares of that Fund. The average annualized total returns for the Funds for the period from January 2, 1997 to December 31, 1997 assuming Class A's expenses and the maximum contingent deferred sales charge applicable to Class B shares were 3.20%, 11.29% and 16.71% for Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund, respectively. The total returns for the Funds for that period with Class A's expenses and the maximum contingent deferred sales charge applicable to Class C shares were 7.59%, 16.03%, and 21.68% for Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund, respectively. Class B and Class C shares have higher projected on-going expenses than Class A shares; total returns of the Funds would have been lower had the higher expenses of the new classes been reflected.

     Total returns of all classes would have been lower if the Adviser, Administrator and/or Distributor had not waived fees and/or reimbursed expenses of each Fund.

     These Funds are modeled after previously existing funds of the Conseco Series Trust (the "CST Funds") that are managed by the Adviser and have investment objectives and policies substantially similar to the corresponding Funds. The CST Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by Conseco affiliates.

     Below you will find information about the performance of the CST Funds. Although the Conseco Fixed Income Fund, Conseco Asset Allocation Fund and
Conseco Equity Fund have substantially similar investment objectives and policies, the same investment adviser and the same portfolio managers as the corresponding CST Funds, you should not assume that the Funds will have the same future performance as the CST Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding CST Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding CST Fund. Moreover, past performance information is based on historical earnings and is not intended to indicate future performance.

     The investment characteristics of each of these Funds will closely resemble the investment characteristics of the corresponding CST Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.

     These Funds do have differences from the CST Funds, although the Adviser does not believe these practices would cause a significant change in investment results. Investors should note the following differences from the CST Funds: (1) the Funds may invest in swaps, caps, floors and collars; (2) the Funds may lend portfolio securities; and (3) the Funds may sell securities short. See the SAI for further details about these practices.

     The table below sets forth each Fund, its corresponding CST Fund, the date the Adviser began managing the CST Fund (referred to as the "inception date") and asset size as of December 31, 1997.

         FUND                    Corresponding CST Fund
                                 (INCEPTION DATE AND ASSET SIZE)

         Fixed Income Fund       Corporate Bond Portfolio (May 1, 1993)

                                 $ 20,187,193

         Asset Allocation Fund   Asset Allocation Portfolio (November 20, 1991)

                                 $ 27,265,057

         Equity Fund             Common Stock Portfolio (November 20, 1991)

                                 $216,896,715

     The following tables show the average annualized total returns for the CST Funds for the one, three and five year periods ended December 31, 1997 and for the periods from inception of the CST Funds to December 31, 1997. These figures are based on the gross investment performance of the CST Funds. Note that the actual investment performance experienced by investors in variable annuity and variable life insurance contracts issued by Conseco affiliates would be lower than the gross investment performance of the CST Funds due to expenses at the separate account level; these expenses typically are higher than those borne by investors in the Funds. From the gross investment performance figures, the Total Operating Expenses reflected in the fee table herein are deducted to arrive at the net return. For each class, one table reflects the deduction of the applicable sales charges, while another table reflects no deduction for sales charges. Performance figures will be lower when sales charges are taken into account. CST Fund performance does not represent the historical performance of the Funds and should not be interpreted as indicative of the future performance of the Funds.

ASSUMING CLASS A SHARE TOTAL OPERATING EXPENSES AND THE MAXIMUM INITIAL SALES CHARGE APPLICABLE TO CLASS A SHARES.

CST FUND              1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
--------              ------    -------    -------     ---------------


Corporate Bond          4.37%     9.03%        N/A          6.44%
Portfolio

Asset Allocation       10.88%     22.39%     17.91%         15.29%
Portfolio

Common Stock           11.45%     30.13%     19.53%         20.68%
Portfolio


ASSUMING CLASS A SHARE TOTAL OPERATING EXPENSES WITH NO INITIAL SALES
CHARGE.

CST FUND              1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
--------              ------    -------    -------     ---------------

Corporate Bond          9.81%     10.88%       N/A          7.65%
Portfolio

Asset Allocation       17.63%     24.84%     18.32%         16.26%
Portfolio

Common Stock           18.23%     32.73%     20.96%         21.69%
Portfolio


ASSUMING CLASS B SHARE TOTAL OPERATING EXPENSES AND THE SALES CHARGE APPLICABLE TO CLASS B SHARES.

CST FUND              1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
--------              ------    -------    -------     ---------------

Corporate Bond           4.34%     9.76%        N/A          7.16%
Portfolio

Asset Allocation        11.62%    23.56%      18.82%        16.25%
Portfolio

CST FUND              1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
--------              ------    -------    -------     ---------------

Common Stock            12.19%    31.33%      20.46%        21.69%
Portfolio

ASSUMING CLASS C SHARE TOTAL OPERATING EXPENSES AND THE SALES CHARGE APPLICABLE TO CLASS C SHARES.

CST FUND              1 YEAR    3 YEARS     5 YEARS    SINCE INCEPTION
--------              ------    -------     -------    ---------------

Corporate Bond          8.69%     10.87%       N/A           7.64%
Portfolio

Asset Allocation        16.38%    24.81%      19.31%        16.25%
Portfolio

Common Stock            16.91%    32.70%      20.94%        21.69%
Portfolio


ASSUMING CLASS B OR CLASS C SHARE TOTAL OPERATING EXPENSES WITH NO SALES CHARGE.

CST FUND              1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
--------              ------    -------    -------     ---------------

Corporate Bond          9.78%     10.87%       N/A          7.64%
Portfolio

Asset Allocation       17.50%     24.81%     19.31%         16.25%
Portfolio

Common Stock           18.09%     32.70%     20.94%         21.69%
Portfolio


CONSECO INTERNATIONAL FUND

     The Conseco International Fund commenced operations in January 1998. However, the Conseco International Fund invests all of its investable assets in the International Portfolio and, in accordance with SEC staff positions, has adopted the Portfolio's performance as its own. The following table shows the Fund's average annual total returns for the one- and five-year periods ended October 31, 1997 and for the period from the inception of the International Portfolio's predecessor (August 7, 1991) until October 31, 1997. This total return information is presented on a class-by-class basis and reflects the deduction of the maximum sales charge applicable to a class. For periods following the conversion of the International Portfolio's predecessor into a master/feeder structure on November 1, 1995, the total returns shown below represent the actual investment performance of the Portfolio (the master fund) only and would have been lower if the fees and expenses typically imposed by a feeder fund (such as the Conseco International Fund) also had been reflected. Past results do not guarantee future performance.


        Average Annual Total Returns for Periods Ended October 31, 1997
             With Deduction of the Maximum Applicable Sales Charge

                                                                Since Inception
                        1 YEAR                5 YEARS           (AUGUST 7, 1991)
                        ------                -------           ----------------

Class A Shares           10.08%                16.75%               11.09%

Class B Shares           10.44%                17.58%               11.72%

Class C Shares           15.08%                18.15%               12.15%


GENERAL

     Each of the Funds may from time to time advertise certain investment performance information. Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.

     The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

     The "average annual total return" of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating average annual compounded rates of return over the one-, five- and ten-year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain distributions. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

     Further information about the performance of the Funds is contained in the SAI and in the Funds' semi-annual and annual reports to shareholders, which you may obtain without charge by writing the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS
Report from the
Conseco Fixed Income Adviser


1997 was characterized by favorable market conditions throughout much of the year. However, increased volatility brought dramatic changes to the fixed income markets, especially in the fourth quarter.

The first three quarters of 1997 were distinguished by a strong, healthy economy, low inflation levels and a general trend toward declining interest rates. Relative value in the fixed income markets was difficult to distinguish as spreads to Treasuries remained very narrow in many sectors, including corporate and mortgage-backed securities. Investors typically demand larger spreads over U.S. Treasury bonds in order to compensate for perceived higher risk levels. Federal Reserve policy stayed tight as Alan Greenspan remained the vigilant watchdog over inflation. The budget deficit continued to narrow as a result of lower rates and fiscal discipline from Congress. However, the focus of the financial markets shifted away from domestic economic fundamentals in the fourth quarter.

In the fourth quarter, currencies in Thailand, Malaysia and Indonesia deteriorated, throwing their financial markets into turmoil. Because the world's economies are linked, the impact of this turmoil spread quickly throughout Southeast Asia. As we move into 1998, we expect the crisis to have a significant impact on economic growth in other countries, including the United States. This phenomenon has already caused dramatic changes in the general fundamentals of our domestic fixed income market, creating significantly larger spreads to Treasuries in the Yankee sector which have, in turn, spilled over to the corporate sector.

Because the Asian financial crisis has taken center stage, the fundamental analysis of certain Yankee securities has less meaning in terms of short term performance. Because our investment horizon is based on the long term, our plan is to maintain a small exposure in the Yankee sector investing in securities such as Hutchison Wampoa (A3/A+), a Hong Kong-based financial conglomerate with significant operations in the United States. Our Yankee analyst, Upender Rao, views Korea as having the best opportunity for credit improvement during 1998 given the support of the International Monetary Fund and their willingness to implement changes in their financial system.

The level of interest rates declined because of the financial crisis: the ten-year U.S. Treasury yield was 5.74% at year-end and the thirty-year U.S. Treasury yield was 5.92%. With this dramatic decline in interest rates, we reduced our exposure to mortgage-backed securities, due to the higher risk of increased pre-payment activity. With higher pre-payments, the security returns more principal, forcing the investor to reinvest the proceeds at lower interest rates.

Nolan Smith, our municipal bond specialist, has recommended the taxable municipal sector due to consistent spreads over U.S. Treasuries, which have performed better than the corporate sector. We plan to direct proceeds to this sector, given its performance relative to the rest of the market. At this point, we have discovered only a few bonds meeting our investment criteria of offering good relative value.

Our bank and finance analyst, Rob Cook, feels company fundamentals in the Broker-Dealer sector are currently strong, making these bonds attractive investments. Within this sector, we invested in Salomon Smith Barney (A2/A). With the acquisition of Salomon Brothers by Travelers (A2/A), the credit has been upgraded by the rating agencies and we expect operating fundamentals to continue to improve.

Our fixed income investment strategy continues to emphasize investing in those securities we believe are undervalued. Most importantly, we conduct thorough research before investing in any security. Our long-term strategies coupled with our extensive knowledge of each investment we select enable us to look forward with confidence as we continue to invest for the future.

Gregory J. Hahn, CFA
Senior Vice President
Portfolio Manager
Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO FIXED INCOME FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                             ----------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                      3.20%
                             ----------------------



Past performance is not predictive of future performance.


------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Fixed Income Fund         $9,497         $10,320
------------------------------ -------------- --------------
LB Aggregate Bond Index           $10,000        $10,965
------------------------------ -------------- --------------

================================================================================
Report from the
Conseco Asset Allocation Fund Adviser

The Asset Allocation Fund is a balanced portfolio which invests in a combination of equity, fixed income and cash. The strategy of the Asset Allocation Fund through 1997 continued to highlight our growth equity style, which represented roughly 60% of the portfolio's assets.

The fourth quarter began with much anxiety about the strength in the market over the summer, the sustainability of corporate profits and the increasing volatility of Asian currency markets. All fears reached a fever pitch on October 27th when the Dow dropped 554 points (7.2%), recording the largest single point decline ever on fears of asset deflation in Asian markets. The performance of the market following the sell-off was typical of what we saw earlier in the year, with the index stocks outperforming the broader market as hoards of capital previously invested in Asia-Pacific markets sought safe haven in the U.S. market. The result of all this was that the S&P 500 Index gained while virtually everything else stayed at October 27th levels or drifted even lower. In fact, because of its strong fourth quarter move relative to the broader market, the S&P 500 finished the year up 33.36%, outstripping the returns of 90% of all actively managed funds and the Russell 2000 Small Stock Index which returned 22.36%. This is the fourth straight year that we have seen this kind of divergence.

In terms of sector performance on the stock side, the strong returns were realized in interest rate-sensitive areas (financial and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's worst returns. Our underweighting in financials, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

Going forward, we remain hopeful that 1998 will be rewarding to investors such as us who utilize a bottom-up approach in finding good growth stories in stocks that still trade at reasonable valuations. In fact, if 1998 earnings on S&P 500 companies ultimately grow in line with current expectations of 7 to 9%, then we would expect to see an increase in multiples for stocks which can generate earnings growth in the 18 to 20% range.

The balance of the portfolio, approximately 40%, consists of bonds and cash. At year end, roughly 38.3% of this 40% was invested in securities with investment grade ratings and 61.7% was invested in high yield. Our fixed income discipline of investing in those securities which, through our own fundamental research, we consider to be undervalued, resulted in several investment ideas. In the industrial sector, our energy analyst, Upender Rao, recommended investing in several oil drilling companies including Parker Drilling (B1/B+), the fourth largest drilling company in the United States, and Pride Petroleum (Ba3/BB-), the third largest. As rig rates doubled in 1997, earnings accelerated, substantially improving the financial statements of both companies. Upender expects to see an upgrade over a twelve to eighteen month time frame.

Depending on valuation in the equity market, we may take the opportunity to reallocate a portion of the portfolio to fixed income if we see pressure on earnings or negative earnings surprises. Until the financial crisis in Asia subsides, we expect to see sustained low levels of interest rates. Eventually, as investors return their focus to economic fundamentals, we still expect to see interest rates remain low, which should bode well for the valuation of financial assets.

Thomas J. Pence, CFA                         Gregory J. Hahn, CFA
Vice President                               Senior Vice President
Portfolio Manager                            Portfolio Manager
Conseco Capital Management, Inc.             Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO ASSET ALLOCATION FUND, THE S&P MIDCAP 400 INDEX, AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                             ----------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                     10.45%
                             ----------------------



Past performance is not predictive of future performance.


------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Asset Allocation Fund     $9,426         $11,045
------------------------------ -------------- --------------
S&P MidCap 400 Index              $10,000        $13,225
------------------------------ -------------- --------------
LB Aggregate Bond Index           $10,000        $10,965
------------------------------ -------------- --------------

================================================================================



Report from the
Conseco Equity Fund Adviser

As we look back at 1997, we are able to draw a few insights on what is in store for 1998. While the first three quarters exhibited strong growth and favorable market conditions, the fourth quarter proved to be most eventful in terms of future effects on market performance.

The fourth quarter began with much anxiety related to market strength, sustainability of corporate profits, and increasing volatility in Asian currency markets. Anxieties peaked on October 27th when the Dow Jones Industrial Average dropped 554 points (7.2%), the largest single point decline ever, surrounding fears of asset deflation in Asian markets. Despite a relatively good series of earnings reports and economic releases throughout the balance of the quarter, including low inflation and 25-year-low unemployment levels, concerns about the Asian influence prevailed.

Following the market plunge, much of the capital previously invested in Asia-Pacific markets sought safety in the U.S. market through purchases of S&P 500 futures contracts. As a result, the S&P 500 Index gained ground, with stocks of the largest 20 companies in the marketplace outperforming nearly everything in sight. However, virtually all other stocks remained at October 27th levels or drifted even lower. Due to the strong fourth quarter move of the largest company stocks, the S&P 500 finished the year up 33.36%, outperforming the returns of 90% of all actively managed funds, as well as the Russell 2000 Small Stock Index, which returned 22.36%. This is the fourth straight year that the market has seen this kind of divergence.

In terms of sector performance, strong returns were realized in interest rate-sensitive areas (financial and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's worst returns. Our underweighting in financial, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

Despite these problems, many of our stocks enjoyed good earnings reports and persevered during a time of high market volatility. Perhaps most rewarding was the announcement that IBM/Tivoli bought Software Artistry for $24.50 per share in cash. After establishing our position as Software Artistry's largest shareholder, we were prematurely rewarded with a 200% return for our shareholders over the holding period.

We expect a cautionary tone to prevail over the market in 1998; as such, we intend to increase our focus on earnings stories with strong balance sheets and cashflow generation. We will also look for yield as a component of total return whenever possible. In addition, we will watch for opportunities in technology and energy given the aggressive sell-off in these sectors in late 1997.

Our investment strategy continues to rely on a bottom-up approach to stock selection. Through extensive research of the companies in which we invest, our goal is to discover good growth stories in stocks that still trade at reasonable valuations. We are committed to a long-term reliance on this strategy, and remain hopeful that it will serve our shareholders well in the upcoming year.

Thomas J. Pence, CFA
Vice President
Portfolio Manager
Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO EQUITY FUND, THE S&P MIDCAP 400 INDEX AND THE S&P 500 INDEX


                             ----------------------
                              AVERAGE ANNUAL TOTAL
                                     RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                     15.83%
                             ----------------------

Past performance is not predictive of future performance.

------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Equity Fund               $9,426         $11,583
------------------------------ -------------- --------------
S&P MidCap 400 Index              $10,000        $13,225
------------------------------ -------------- --------------
S&P 500 Index                     $10,000        $13,336
------------------------------ -------------- --------------

OTHER INFORMATION

BROKERAGE COMMISSIONS

     Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser may select brokers who provide research or other services or who sell shares of the Funds to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

     Each of the International Portfolio's investment advisers will place its own orders to execute securities transactions. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of the Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so.

SHARES OF BENEFICIAL INTEREST

     All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of a Fund is entitled to participate equally in dividends and distributions declared by that class.

     On most issues subjected to a vote of the Portfolio's interest holders, as required by the 1940 Act, the Conseco International Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each interest holder in the Portfolio would vote in proportion to its relative beneficial interest in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action although a majority of the outstanding voting securities of the Conseco International Fund had voted against it. This could result in the Conseco International Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Fund.

REPORTS TO SHAREHOLDERS

     Investors in the Funds will be informed of their progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

RETIREMENT PLANS AND MEDICAL SAVINGS ACCOUNTS

     Class A, Class B and Class C shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. The Trust also has information concerning prototype Medical Savings Accounts. For information, call or write the Distributor.

CLASS Y SHARES

     In order to buy Class Y shares you must be an institutional investor or a qualifying individual investor. Institutional investors may include, but are not limited to, the following: (i) tax qualified retirement plans which have (a) at least $10 million in plan assets, or (b) 250 or more employees eligible to participate at the time of purchase, (ii) banks and insurance companies purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, (iv) tax-qualified retirement plans of the Adviser or brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor and their affiliates, (v) endowments, foundations and other charitable organizations or (vi) accounts established under wrap fee or asset allocation programs where the accountholder pays the sponsor an asset-based fee. A qualifying individual investor is an investor who is a client of the Adviser and is making a purchase of over $500,000 or whose purchase together with his current holdings of Class Y shares exceeds $500,000 or any other individual who meets the minimum investment requirement.

     Class Y shares are available to eligible institutional investors and qualifying individual investors at net asset value without the imposition of an initial or deferred sales charge and are not subject to ongoing distribution or service fees imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The minimum initial investment in Class Y shares is $500,000, but this requirement may be waived at the discretion of the Trust's officers.

     The Systematic Withdrawal Plan and Pre-Authorized Investment Plan are not available for Class Y shares.

     If you are considering a purchase of Class Y shares of a Fund, please call the Distributor at (800) 986-3384 to obtain information about eligibility and a prospectus.

DISTRIBUTOR

     Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032, serves as distributor of shares of the Trust.

TRANSFER AGENT

     State  Street  Bank  and  Trust  Company,  225  Franklin  Street,   Boston,
Massachusetts 02110, serves as the Trust's transfer agent.

CUSTODIAN

     The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund (except the Conseco
International Fund). State Street serves as custodian of the assets of the Conseco International Fund and of the International Portfolio.

INDEPENDENT ACCOUNTANTS/AUDITORS

     The Trust's independent accountants are Coopers & Lybrand L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002. The independent auditors of the International Portfolio are Ernst & Young LLP, Dallas, Texas.

LEGAL COUNSEL

     Certain legal matters for the Funds are passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036.

     THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE SAI.

If you would like a free copy of the Statement of Additional Information for this Prospectus, please complete this form, detach, and mail to:
      Conseco Fund Group
      Attn:  Administrative Offices
      11815 N. Pennsylvania Street, Carmel, Indiana 46032

Gentlemen:

     Please send me a free copy of the Statement of Additional Information for the Conseco Fund Group at the following address:

Name:
Mailing Address:

      Sincerely,

      (Signature)

APPENDIX A SECURITIES RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S  CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.+ BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.

CONSECO FUND GROUP
CLASS Y SHARES
ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, CARMEL, INDIANA 46032 800-825-1530
------------------------------------------------------------------------------
CONSECO FIXED INCOME FUND
CONSECO HIGH YIELD FUND
CONSECO ASSET ALLOCATION FUND
CONSECO EQUITY FUND
CONSECO INTERNATIONAL FUND
CONSECO 20 FUND

The Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate portfolio of investments. This Prospectus offers shares of six series ("Funds") of the Trust, each with its own investment objective and investment policies. Each Fund offers four classes of shares. This Prospectus relates solely to Class Y shares of the Funds. Class A, B and C shares are offered to individual investors through a separate prospectus. Each class may have different expenses, which may affect performance.


      Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Adviser supervises the Trust's management and investment program, performs a variety of administrative services on behalf of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The Trust pays all other expenses incurred in its operations, including fees and expenses of Trustees who are not affiliated persons of the Adviser or the Trust.


      The Conseco International Fund invests all of its investable assets in the International Equity Portfolio (the "Portfolio" or the "International Portfolio") of AMR Investment Services Trust (the "AMR Trust"), which invests primarily in equity securities of issuers based outside the United States. The Portfolio invests in securities in accordance with an investment objective, policies and limitations substantially similar to those of the Fund. The investment experience of the Fund will correspond directly with the investment experience of the Portfolio. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by the Conseco International Fund will be the Fund's interest in the Portfolio. This "master-feeder" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Additional Information About the Master-Feeder Structure." AMR Investment Services, Inc. ("AMR") provides investment management and administrative services to the Portfolio.


      The Conseco High Yield Fund may invest all of its assets in lower-rated fixed income securities, commonly known as "junk bonds" or "high yield securities." THESE SECURITIES ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND GREATER RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE HIGHER-RATED SECURITIES; THEREFORE, INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND.


                                     * * * * *

      There is no assurance that any of the Funds will achieve its investment objective. The various Funds may be used independently or in combination. You may also purchase shares of a money market fund currently managed by Federated Management ("Federated money market fund") through a separate prospectus. That prospectus is available upon request by calling 800-986-3384.


      This Prospectus sets forth concisely the information about the Trust and the Funds that an investor should know before investing. A Statement of Additional Information ("SAI") dated May 1, 1998 and revised June 5, 1998, containing additional information about the Trust and the Funds, has been filed with the SEC and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust at the address and telephone number above.


INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The date of this Prospectus is May 1, 1998, as revised June 5, 1998.

                          TABLE OF CONTENTS

      OVERVIEW OF THE CONSECO FUND GROUP FUNDS..............................3
      FEE TABLE.............................................................4
      FINANCIAL HIGHLIGHTS..................................................6
      INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS.......................7
      INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES..................15
      ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE.............25
      MANAGEMENT...........................................................26
      PURCHASE AND REDEMPTION OF SHARES....................................31
      DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.............................35
      PERFORMANCE INFORMATION..............................................37
      MANAGEMENT DISCUSSION AND ANALYSIS...................................40
      OTHER INFORMATION....................................................40
      APPENDIX A SECURITIES RATINGS........................................49

OVERVIEW OF THE CONSECO FUND GROUP FUNDS


------------------------------------------------------------------------------------
CONSECO FUND GROUP FUND  INVESTMENT OBJECTIVE   PRINCIPAL INVESTMENTS

------------------------------------------------------------------------------------
CONSECO   FIXED   INCOME Seeks the highest      The  Fund   invests   primarily  in
FUND                     level of income as is  investment   grade   fixed   income
                         consistent with        securities.
                         preservation of
                         capital.
------------------------------------------------------------------------------------

CONSECO HIGH YIELD FUND  Seeks a high level of  The  Fund   invests   primarily  in
                         current income, with   lower-rated       fixed      income
                         a secondary objective  securities,   commonly   known   as
                         of capital             "junk   bonds"   or   "high   yield
                         appreciation.          securities."

------------------------------------------------------------------------------------

CONSECO ASSET            Seeks a high total     The Fund  pursues  an active  asset
ALLOCATION  FUND         investment return,     allocation     strategy     whereby
                         consistent with the    investments  are  allocated,  based
                         preservation of        upon thorough investment  research,
                         capital and prudent    valuation  and  analysis  of market
                         investment risk.       trends    and    the    anticipated
                                                relative total return available,
                                                among  various  asset   classes,
                                                including    debt    securities,
                                                equity  securities,   and  money
                                                market instruments.

------------------------------------------------------------------------------------

CONSECO  EQUITY  FUND    Seeks  to  provide  a  The  Fund  seeks  to  achieve   its
                         high   equity   total  objective primarily by investing in
                         return     consistent  selected   equity   securities  and
                         with  preservation of  other securities  having investment
                         the   capital  and  a  characteristics of common stocks.
                         prudent    level   of
                         risk.


------------------------------------------------------------------------------------

CONSECO    INTERNATIONAL Seeks long-term        The   Fund   invests   all  of  its
FUND                     capital                investable     assets     in    the
                         appreciation.          International    Equity   Portfolio
                                                (the     "Portfolio"     or     the
                                                "International  Portfolio")  of AMR
                                                Investment   Services   Trust  (the
                                                "AMR    Trust"),    which   invests
                                                primarily in equity  securities  of
                                                issuers  based  outside  the United
                                                States.

------------------------------------------------------------------------------------

CONSECO 20 FUND          Seeks capital          The   Fund   is   "non-diversified"
                         appreciation.          under  the  1940  Act and  normally
                                                concentrates  its investments in
                                                a core position of approximately
                                                20  common  stocks  believed  to
                                                have    above-average     growth
                                                prospects.

------------------------------------------------------------------------------------

FEE TABLE


      The following fee tables are provided to assist investors in understanding the various fees and expenses which may be borne directly or indirectly by an investment in Class Y shares of the Funds.


SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------
                                                        CLASS Y
------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering  price)

CONSECO FIXED INCOME FUND                               None

CONSECO HIGH YIELD FUND                                 None

CONSECO ASSET ALLOCATION FUND                           None

CONSECO EQUITY FUND                                     None

CONSECO INTERNATIONAL FUND                              None

CONSECO 20 FUND                                         None

------------------------------------------------------------------

Maximum Sales Charge Imposed on Reinvested Dividends    None
(as a percentage of offering price)
------------------------------------------------------------------

Maximum Contingent Deferred Sales Charge (as a None percentage of offering price or net asset value at the time of sale, whichever is less)
------------------------------------------------------------------

Redemption Fees                                         None
------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

CLASS Y SHARES
---------------------------------------- ------------------ ------------------ ------------ ----------------------------------
FUND                                     MANAGEMENT FEES    ADMINISTRATIVE     12B-1 FEES   OTHER             TOTAL
                                         AFTER FEE RATE     FEES                            EXPENSES2         OPERATING
                                         REDUCTION1                                                           EXPENSES3

                                                                                            AFTER FEE WAIVERS AND EXPENSE
                                                                                            REIMBURSEMENTS
---------------------------------------- ------------------ ------------------ ------------ ----------------------------------
CONSECO FIXED INCOME FUND                0.40%              0.20%              None         0.00%            0.60%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

CONSECO HIGH YIELD FUND                  0.60%              0.20%              None         0.10%            0.90%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

CONSECO ASSET ALLOCATION FUND            0.70%              0.20%              None         0.10%            1.00%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

CONSECO EQUITY FUND                      0.70%              0.20%              None         0.10%            1.00%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

CONSECO INTERNATIONAL FUND               0.48%              0.75%              None         0.52%            1.75%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

CONSECO 20 FUND                          0.70%              0.20%              None         0.35%            1.25%

---------------------------------------- ------------------ ------------------ ------------ ---------------- -----------------

1 The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco Fixed Income Fund to 0.40% of the Fund's average daily net assets until April 30, 1999. Absent such undertaking the advisory fee would be 0.45% of the Fund's average daily net assets. The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco High Yield Fund to 0.60% of the Fund's average daily net assets until April 30, 1999. Absent such undertaking the advisory fee would be 0.70% of the Fund's average daily net assets.

      The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio. Absent such undertaking the advisory fee would be 1.00% of the Fund's average daily net assets. Accordingly, Management Fees in the fee table reflect only the Conseco International Fund's pro rata portion of the Portfolio's management fees. Similarly, because of the master-feeder structure, Other Expenses in the fee table combine the Conseco International Fund's expenses and that Fund's pro rata portion of the Portfolio's expenses.

2 Other Expenses in the Fee Table for all Funds EXCEPT the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund are based on estimated amounts for the current fiscal year. Other Expenses exclude taxes, interest, brokerage and other transaction expenses, and any extraordinary expenses.

3 The expense information set forth above reflects voluntary commitments of the Adviser and Conseco Services, LLC (the "Administrator") to waive a portion of their fees under each Fund's Investment Advisory Agreement and Administration Agreement, respectively, and/or to reimburse a portion of the Fund's expenses through April 30, 1999. The voluntary commitments provide that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above.

      In the absence of such waivers and reimbursements (as well as the Adviser's undertaking with respect to the Conseco Fixed Income Fund, as noted above), Other Expenses for Class Y shares of the Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund would have been 0.79%, 1.24% and 0.34%, respectively, and Total Operating Expenses would have been 1.44%, 2.14% and 1.24%, respectively, of each Fund's average daily net assets.

      In the absence of such waivers and reimbursements (as well as the Adviser's undertakings with respect to the Conseco High Yield and International Funds as noted above) it is estimated that Other Expenses for Class Y shares of the Conseco High Yield Fund, Conseco International Fund and Conseco 20 Fund would be 1.14%, 0.99% and 0.86%, and Total Operating Expenses would be 2.04%, 2.22% and 1.76%, respectively, of each Fund's average daily net assets.

EXAMPLE


      Assuming a hypothetical investment of $1,000 and a 5% annual return, an investor in Class Y shares of each of the Funds would pay transaction and operating expenses at the end of each year as follows:


CLASS Y SHARES
-----------------------------------------------------------------------
FUND                            1 YEAR    3 YEARS  5 YEARS   10 YEARS
-----------------------------------------------------------------------
Conseco Fixed Income Fund       $6        $19      $33       $73

-----------------------------------------------------------------------

Conseco High Yield Fund         $9        $28      N/A       N/A

-----------------------------------------------------------------------

Conseco Asset Allocation Fund   $10       $31      $54       $120

-----------------------------------------------------------------------

Conseco Equity Fund             $10       $31      $54       $120

-----------------------------------------------------------------------

Conseco International Fund      $18       $54      N/A       N/A

-----------------------------------------------------------------------

Conseco 20 Fund                 $13       $39      N/A       N/A

-----------------------------------------------------------------------

       THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.


FINANCIAL HIGHLIGHTS


      The financial highlights set forth on the following pages present certain financial information and ratios as well as performance information for Class Y of the Conseco Equity Fund, Conseco Asset Allocation Fund and Conseco Fixed Income Fund. This information is derived from the December 31, 1997 Conseco Fund Group Annual Report and has been audited by Coopers & Lybrand LLP, independent accountants, whose report thereon is also included in the Annual Report. The Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained without charge by calling (800) 984-3384.

                                                      FOR THE YEAR ENDED
                                                      DECEMBER 31, 1997
                                               --------------------------------
                                                             ASSET       FIXED
                                               EQUITY     ALLOCATION    INCOME
CLASS Y SHARES                                  FUND         FUND         FUND
                                               ------     ----------    ------
Net asset value per share,
 beginning of period.....................      $10.00       $10.00       $10.00
Income from investment operations (a):
  Net investment income..................          --          .19          .68
  Net realized gains and change in
   unrealized appreciation on investments        2.35         1.58          .21
--------------------------------------------------------------------------------
    Total from investment operations ....        2.35         1.77          .89
--------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income ..          --         (.28)        (.61)
  Distributions of net capital gains ....       (1.22)        (.71)        (.13)
--------------------------------------------------------------------------------
Total distributions......................       (1.22)        (.99)        (.74)
--------------------------------------------------------------------------------
    Net asset value per share, end of period   $11.13       $10.78       $10.15
================================================================================
Total return (b).........................       23.50%       17.87%        9.18%
================================================================================
Ratios/supplemental data:
Net assets, end of period................ $60,334,274  $12,037,150  $21,875,782
Ratio of expenses to average net assets (b)      1.00%        1.00%         .60%
Ratio of net investment income to
 average net assets (b)..................         .03%        2.76%        6.28%

----------
(a) Per share amounts presented are based on an average of monthly shares outstanding during the year ended December 31, 1997.
(b) The Adviser and Administrator have voluntarily agreed to waive their fees and/or reimburse Fund expense to the extent that the ratio of expenses to average net assets would exceed on an annual basis 1.00 percent for the Equity and Asset Allocation Funds and .60 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Advisor and Administrator at any time after April 30, 1998. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.24 percent for the Equity Fund, 2.14 percent for the Asset Allocation Fund and 1.44 percent for the Fixed Income Fund.

                                                          ASSET         FIXED
                                             EQUITY     ALLOCATION     INCOME
                                              FUND         FUND         FUND
                                             ------     ----------     ------
Supplemental data for all classes:
Net assets, end of period.......          $65,210,629  $13,112,655  $22,029,226
Portfolio turnover rate.........               199.12%      506.64%      367.82%
Average commission rate paid (a)               $.0584       $.0584           --

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


      Each of the Funds has a different investment objective as described below. There can be no assurance that any of the Funds will achieve its investment objective. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of its investment adviser to make changes in investments in anticipation of changes in economic, business, and financial conditions. The investment objectives of the Funds are not fundamental, as defined below; the investment objective of the International Portfolio is fundamental.


      The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail in "Description of Securities and Investment Techniques" in the SAI.


      The Funds and the International Portfolio are subject to investment restrictions that are described under "Investment Restrictions" in the SAI. Those investment restrictions that are "fundamental policies" may not be changed without a majority vote of the outstanding shares of the affected Fund or the outstanding interests of the International Portfolio. Except as otherwise noted, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Trust's Board of Trustees ("Board") or the AMR Trust's Board of Trustees ("AMR Trust Board") may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Restrictions" in the SAI for further information.

CONSECO FIXED INCOME FUND


      In seeking its investment objective of providing the highest level of income as is consistent with the preservation of capital, the Conseco Fixed Income Fund invests primarily in investment grade debt securities. A debt security will be considered "investment grade" if it is rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, is determined by the Adviser to be of comparable quality. The Adviser seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the Fund in light of market conditions and trends. The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security. The Conseco Fixed Income Fund may invest in debt securities issued by publicly and privately held U.S. and foreign companies, the U.S. Government and agencies and instrumentalities thereof, states and their political subdivisions, agencies, and instrumentalities ("municipal securities"), and foreign governments and their agencies and instrumentalities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Conseco Fixed Income Fund may also invest in mortgage-related debt securities, asset-backed debt securities, and other forms of debt securities. See "Debt Securities" and "Mortgage-Backed Securities" below and in the SAI. In addition, up to 15% of the Fund's assets may be invested directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities, and up to 10% of the Fund's assets may be invested in lower-rated fixed income securities, commonly known as "junk bonds" or "high yield securities." Lower-rated fixed income securities are securities rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by another NRSRO, or unrated securities of equivalent quality. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI.


      Debt securities purchased by the Conseco Fixed Income Fund may be of any maturity. It is anticipated that the dollar weighted average life of the debt portfolio will be between seven and 15 years, but may be shorter or longer depending on market conditions. While the Conseco Fixed Income Fund intends to invest in debt securities in order to achieve its investment objective of obtaining the highest level of income as is consistent with preservation of capital, it may from time to time invest in debt securities which offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.


      Fixed income securities will be affected by changes in interest rates. When interest rates decline, the market value of a fund invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a fund invested at lower yields can be expected to decline. Therefore, the Conseco Fixed Income Fund may engage in portfolio trading to take advantage of market developments and yield disparities; for example, shortening the average maturity of the Fund in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the Fund in anticipation of a decline in interest rates so as to maximize appreciation of principal. For more information, see "Portfolio Turnover" below.


      The Conseco Fixed Income Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities;

and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO HIGH YIELD FUND


      The investment objective of the Conseco High Yield Fund is to provide investors with a high level of current income, with a secondary objective of capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circumstances, invests at least 65% of the Fund's total assets in high yield, high risk lower-rated fixed income securities (as defined above in the investment program of the Conseco Fixed Income Fund). The lower-rated fixed income securities in which the Fund invests include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in securities rated as low as C by Moody's or D by S&P, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI. The Appendix to this Prospectus describes Moody's and S&P's rating categories.


      The Fund may invest in high yield municipal securities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government securities"), or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities (as defined above in the investment program of the Conseco Fixed Income Fund, and including municipal securities). Moreover, the Fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment.


      The Fund may invest in zero coupon securities and payment-in-kind securities. A zero coupon security pays no interest to its holders prior to maturity, and a payment-in-kind security pays interest in the form of additional securities. These securities will be subject to greater fluctuation in market value in response to changing interest rates than securities of comparable maturities that make periodic cash distributions of interest.


      The Fund may also invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.


      The Fund may invest in private placements, securities traded pursuant to Rule 144A under the Securities Act of 1933 ("1933 Act") (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S.

Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.


      The Adviser does not rely solely on the ratings of rated securities in making investment decisions but also evaluates other economic and business factors affecting the issuer. Ratings are only the opinions of the agencies issuing them and are not absolute standards as to quality. The Adviser seeks to enhance total return specifically through purchasing securities which it believes are undervalued and selling, when appropriate, those securities it believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security.


      The Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO ASSET ALLOCATION FUND


      The investment objective of the Conseco Asset Allocation Fund is to seek a high total investment return consistent with the preservation of capital and prudent investment risk. The Fund seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated, based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available, among various asset classes, including fixed income securities, equity securities and money market instruments. Total investment return consists of current income, including dividends, interest, and discount accruals, and capital appreciation. Achieving this Fund's objective depends on the Adviser's ability to assess the effect of economic and market trends on different sectors of the market. In seeking to maximize total return, the Conseco Asset Allocation Fund follows an asset allocation strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. These shifts may result in high portfolio turnover. See "Portfolio Turnover" below for more information. The Fund's investments will be designed to maximize total return during all economic and financial environments, consistent with prudent risk as determined by the Adviser.


      The Conseco Asset Allocation Fund may invest in U.S. Government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. If the Adviser deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a substantially higher percentage of the Fund's total assets may be invested in equity securities. If, however, the Adviser believes that the equity environment is uncertain or unfavorable, the Fund may decrease its investments in equity securities and increase its investments in debt securities. Furthermore, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, the Fund may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals. Additionally, the Conseco Asset Allocation Fund may make temporary defensive investments (i.e., money market instruments) without limit if it is believed that market conditions warrant a more conservative investment strategy.


      The Conseco Asset Allocation Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.


      The maturities of the debt securities in the Conseco Asset Allocation Fund will vary based in large part on the Adviser's expectations as to future changes in interest rates. However, the Adviser anticipates that the debt component of the Fund will generally be invested primarily in intermediate and/or long-term debt securities. The Adviser anticipates that the equity portion of the Fund will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser anticipates that investment opportunities will often be sought among securities of larger, established companies, although securities issued by companies with small and medium capitalizations ("small- and mid-cap companies") may also be selected. See "Small and Medium Capitalization Companies" below for further information.


      The Conseco Asset Allocation Fund may invest in high yield, high risk lower-rated fixed income securities (as defined above in the investment program of the Conseco Fixed Income Fund) which are not believed to involve undue risk to income or principal. The Conseco Asset Allocation Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in lower-rated fixed income securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI. The Fund may also invest in investment grade debt securities (as defined above in the investment program of the Conseco Fixed Income Fund). The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security.


      The Conseco Asset Allocation Fund may also invest in zero coupon securities and payment-in-kind securities (see the discussion with respect to the Conseco High Yield Fund, above).

      The Conseco Asset Allocation Fund may also invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Conseco Asset Allocation Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See "Foreign Securities" below and "Description of Securities and Investment Techniques" in the SAI for further information.

CONSECO EQUITY FUND


      In seeking its objective of providing a high equity total return consistent with preservation of capital and a prudent level of risk, the Conseco Equity Fund attempts to achieve a total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected equities (i.e., common stocks and other securities having the investment characteristics of common stocks, such as convertible debentures and warrants). However, if market conditions indicate their desirability, the Adviser may, for defensive purposes, temporarily invest all or a part of the assets of the Conseco Equity Fund in money market instruments.


      The Adviser expects that the Fund's equity investments will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser expects that investment opportunities will often be sought among securities of small- and mid-cap companies. See "Small and Medium Capitalization Companies" below for further information. Securities issued by larger, established companies may also be selected.


      By investing in securities that are subject to market risk, the Conseco Equity Fund is subject to greater fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund, or a fund investing primarily in U.S. Government securities. To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information. The Conseco Equity Fund may also invest up to 5% of its assets in lower-rated fixed income securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Appendix A" to this Prospectus for further discussion regarding securities ratings. For information about the risks associated with lower-rated fixed income securities, see "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI.

CONSECO INTERNATIONAL FUND


      The investment objectives of the Conseco International Fund and the International Portfolio are to realize long-term capital appreciation. The Fund has a fundamental investment policy which allows, but does not require, it to invest all of its investable assets in another investment company having substantially the same investment objective and policies. All other fundamental investment policies and the non-fundamental investment policies of the Fund and the Portfolio are substantially similar (except with respect to borrowing, as discussed in the SAI). The Fund invests only in the Portfolio. Therefore, although the following discusses the investment policies of the Portfolio, it applies equally to the Fund.


      The Portfolio invests primarily in a diversified portfolio of equity securities of issuers based outside the United States. AMR allocates the assets of the Portfolio among one or more investment advisers designated for the Portfolio. Hotchkis and Wiley, Morgan Stanley Asset Management Inc. and Templeton Investment Counsel, Inc. currently serve as investment advisers to the Portfolio. See "Management - AMR and the Investment Advisers to the International Equity Portfolio."


      Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any NRSRO or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including investment grade short-term obligations, or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.


      The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.


      Overseas investing carries potential risks not associated with domestic investments. These risks are often greater for investments in emerging or developing countries. See "Investment Techniques and Other Investment Policies Foreign Securities" below.


      The Portfolio will limit its investments to those in countries which have been recommended by AMR and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risks of investing in a country and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of the country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.


      The Portfolio may trade forward contracts, which are derivatives, to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission. Forward contracts to sell foreign currency may be used when the management of the

Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.


      The Portfolio also may trade currency futures for the same reasons as for entering into forward contracts as set forth above. Currency futures are traded on U.S. and foreign currency exchanges. The use of currency futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the currency futures contracts themselves. The Portfolio may not enter into currency futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Currency futures contracts, which are derivatives, are discussed in greater detail in the SAI.


      As a matter of fundamental policy, the Portfolio may not (1) invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than U.S. Government securities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's total assets, or (2) invest more than 25% of its total assets in the obligations of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to U.S. Government securities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). In addition, as a non-fundamental investment restriction, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.


      The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.


CONSECO 20 FUND


      The investment objective of the Conseco 20 Fund is to seek capital appreciation. The Fund invests primarily in common stocks of companies that the Adviser believes have above average growth prospects. The Fund is
"non-diversified" (meaning that it is not limited under the 1940 Act in the percentage of assets that it may invest in any one issuer) and normally concentrates its investments in a core position of approximately 20 common stocks. Because the Fund may invest a larger portion of its assets in the securities of a single issuer than a "diversified" fund, an investment in the Fund may be subject to greater fluctuations in value than an investment in a "diversified" fund. However, the Fund intends to comply with the standards under the Code, that limit a regulated investment company's investments in any one issuer's securities or in the securities (other than U. S. Government securities) of a limited number of issuers. See "Taxes" in the SAI.


      The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend and, to a lesser extent, in companies in which significant further growth is not anticipated but whose stocks are thought to be undervalued by the market. In identifying companies with favorable growth prospects, the Adviser ordinarily looks to certain characteristics, such as the following:


   o      prospects for above-average sales and earnings growth
   o      high return on invested capital
   o overall financial strength, including sound financial and accounting policies and a strong balance sheet
   o      competitive  advantages,  including  innovative  products  and service
   o      effective research, product development, and marketing
   o      stable, capable management.


      Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks. The Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. See "Small and Medium Capitalization Companies" below for further information. While the emphasis of the Fund is on common stocks, the Fund may invest its remaining assets in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in lower-rated fixed income securities. When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term debt securities.


      The Fund may invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.


      To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.


INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES


      References in this section to "a Fund," "the Funds" or "the Conseco International Fund" include the International Portfolio, unless the context otherwise requires.

SMALL AND MEDIUM CAPITALIZATION COMPANIES


      The Conseco 20 Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. The Conseco Equity Fund and Conseco Asset Allocation Fund also may invest in small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Funds than in a fund that invests in larger, more established companies.


PREFERRED STOCK


      The Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.


DEBT SECURITIES


      The Funds (except the Conseco International Fund and the International Portfolio) may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S.
dollar-denominated.


      The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, do not provide the high degree of security with respect to payment of principal and interest associated with higher-rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

      Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.


      In selecting corporate debt securities for the Funds (except the Conseco International Fund and the International Portfolio), the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.


      RISKS ASSOCIATED WITH HIGH YIELD DEBT SECURITIES. The Funds (except the Conseco International Fund and the International Portfolio) may invest in high yield, high risk, lower-rated fixed income securities. Lower-rated fixed income securities are subject to all risks inherent in any investment in debt securities. As discussed below, these risks are significantly greater in the case of lower-rated fixed income securities.


      Lower-rated fixed income securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Lower-rated fixed income securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.


      An economic downturn affecting the issuer may result in a weakened capacity to make principal and interest payments and an increased incidence of default. In addition, a fund that invests in lower-rated securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated fixed income securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for lower-rated fixed income securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. This market may be thinner and less active than the market for higher quality securities, which may limit the ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.


CONVERTIBLE SECURITIES


      The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.


      The value of a  convertible  security  is a  function  of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.


ZERO COUPON BONDS


      The Conseco 20, Conseco Asset Allocation and Conseco High Yield Funds may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.


      The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.


PAY-IN-KIND BONDS


      The Conseco High Yield and Conseco Asset Allocation Funds may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.


      The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

MORTGAGE-BACKED SECURITIES


      The Funds (except the Conseco International Fund and the International Portfolio) may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities. The Conseco 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.


      MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.


      GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.


      FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

      FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.


      As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.


      COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.


      STRIPPED MORTGAGE-BACKED SECURITIES. The Conseco High Yield Fund may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Fund's limit on illiquid securities.


      RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.


TRUST ORIGINATED PREFERRED SECURITIES


      The Conseco High Yield Fund may also invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to the Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.


LOAN PARTICIPATIONS AND ASSIGNMENTS


      The Conseco High Yield Fund may also invest in loan participations or assignments. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations may also be purchased by the Fund when the borrowing company is already in default.


      In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by the Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.


COLLATERALIZED BOND OBLIGATIONS


      A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (I.E. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

FOREIGN SECURITIES


      The Funds may invest in securities of foreign issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.


      Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.


      Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.


      There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.


      All of the foregoing risks may be intensified in emerging markets.


      Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.


      ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts

("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.


RESTRICTED SECURITIES, RULE 144A SECURITIES AND ILLIQUID SECURITIES


      The Funds (except the Conseco International Fund and the International Portfolio) may invest in restricted securities, such as private placements, and in Rule 144A securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.


      Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.


      A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.


PRIVATE PLACEMENT OFFERINGS (CONSECO INTERNATIONAL FUND AND INTERNATIONAL PORTFOLIO)


      Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolio that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolio through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolio will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by the Portfolio in excess of this level are at all times liquid.


      The AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolio's investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

REPURCHASE AGREEMENTS


      The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, to minimize the risk, the Funds will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board or the AMR Trust Board. No more than 15% of a Fund's assets may be subject to repurchase agreements maturing in more than seven days.


SECURITIES LENDING


      The Funds may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Conseco 20 Fund, the Conseco High Yield Fund, and the Conseco International Fund will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of the Fund's total assets. As a fundamental policy of Conseco Equity Fund, the Conseco Asset Allocation Fund, and the Conseco Fixed Income Fund, such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans would exceed 15% of each Fund's total assets. A Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Funds seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser or AMR, as appropriate, to be of good financial standing and that have been approved by the Board or the AMR Trust Board, respectively.


      AMR will receive compensation for administrative and oversight functions with respect to securities lending by the International Portfolio. The amount of such compensation will depend on the income generated by the loan of the Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolio to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by AMR.


      Subject to receipt of exemptive relief from the SEC, the Portfolio also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by AMR.


BORROWING


      The Funds (except the Conseco International Fund and the International Portfolio) may borrow money to purchase securities, which is a form of leverage. This leverage may exaggerate the gains and losses on a Fund's investments and changes in the net asset value of that Fund's shares. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, a Fund will be in a worse position than if it had not borrowed. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings. Each Fund may borrow an amount up to 33 1/3 % of its assets.

PORTFOLIO TURNOVER


      The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. It is anticipated that the annual turnover rate of the Conseco High Yield Fund and Conseco 20 Fund normally will not exceed 400%. In the last fiscal year, the portfolio turnover rate was 368% for the Conseco Fixed Income Fund, 507% for the Conseco Asset Allocation Fund, and 199% for the Conseco Equity Fund, and 15% for the International Portfolio. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses. See "Dividends, Other Distributions and Taxes."


ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE


      The Conseco International Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the International Portfolio of the AMR Trust, which is a separate investment company managed by AMR. The AMR Trust is registered under the 1940 Act as an open-end diversified management investment company and was organized as a New York common law trust on June 27, 1995. The predecessor of the International Portfolio commenced operations on August 7, 1991 and transferred all of its investable assets to the Portfolio on November 1, 1995. The AMR Trust currently issues eight separate series of shares. The assets of the Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other series of the AMR Trust.


      The Board believes that the Conseco International Fund will achieve economies of scale by investing in the Portfolio, which could reduce the Fund's expenses. In addition to selling its interests to the Conseco International Fund, the Portfolio currently sells its interests to other investment companies and/or other institutional investors. All institutional investors in the Portfolio pay a proportionate share of the Portfolio's expenses and invest in the Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in the Portfolio are not required to sell their shares at the same public offering price as the Conseco International Fund and are allowed to charge different sales commissions and to have different fees and expenses. Therefore, investors in the Conseco International Fund may experience different returns than investors in another investment company that invests exclusively in the Portfolio. Information regarding other investment companies that invest in the Portfolio is available by calling (800) 967-9009.


      The Conseco International Fund's investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings also could become less diverse, resulting in increased risk. Investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio could have effective voting control over its operation.


      The Conseco International Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interests of the Conseco International Fund and its shareholders to do so. The Conseco International Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Conseco International Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Conseco International

Fund and could affect adversely the liquidity of the Conseco International Fund's portfolio. If the Conseco International Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Conseco International Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Conseco International Fund's assets by the Adviser in accordance with the Fund's investment objective and policies or the investment of all of the Conseco International Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. In the event the Board determines not to have the Adviser manage the Conseco International Fund's assets, the inability of the Fund to find a suitable replacement investment could have a significant impact on shareholders of the Conseco International Fund.


      Each investor in the Portfolio, including the Conseco International Fund, will be liable for all obligations of the Portfolio, but not of any other series of the AMR Trust. The risk to an investor in the Portfolio of incurring financial loss beyond the amount of its investment on account of such liability, however, would be limited to the unlikely circumstance in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors. For additional information regarding liability of shareholders of the Conseco International Fund, see "General" in the SAI.


MANAGEMENT


      The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth below. The Trust's officers supervise the daily business operations of the Trust. For information about the Trust's Board of Trustees and the Trust's officers, see "Management" in the SAI. The AMR Trust Board has general supervisory responsibility over the AMR Trust's affairs.


THE ADVISER


      Conseco Capital Management, Inc., 11825 N. Pennsylvania Street, Carmel, Indiana 46032, has been retained under Investment Advisory Agreements with the Trust to provide investment advice and in general to supervise the management and investment program of the Trust and each Fund. The Adviser is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products. The Adviser manages and serves as sub-adviser to other registered investment companies and manages all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages foundations, endowments, public and corporate pension plans, and private client accounts. As of December 31, 1997, the Adviser managed in excess of $32 billion in assets.


      The Adviser generally manages the affairs of the Trust, subject to the supervision of the Board. While the Conseco International Fund operates in a "master-feeder" structure, the Adviser is responsible for selecting the investment company in which that Fund invests. If the Adviser is not satisfied with the performance of that investment company, the Adviser will recommend to the Board other investment companies in which the Conseco International Fund may invest, or recommend that the Adviser manage the Conseco International Fund itself.

      Under the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of .70% of the average daily net asset value of the Conseco Equity Fund, Conseco Asset Allocation Fund, Conseco 20 Fund, and Conseco High Yield Fund, 0.45% of the average daily net asset value of the Conseco Fixed Income Fund, and 1.00% of the average daily net asset value of the Conseco International Fund. The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco Fixed Income Fund and the Conseco High Yield Fund until April 30, 1997. See "Fee Table" for more information. The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio or another investment company with substantially the same investment objective and policies as the Fund. For more information about the Portfolio's management, see "AMR and the Investment Advisers to the International Equity Portfolio" below.


      The Adviser and the Administrator have voluntarily agreed to waive their fees and/or reimburse expenses to the extent that the ratio of expenses to net assets on an annual basis for Class Y shares of the Conseco Equity and Conseco Asset Allocation Funds exceeds 1.00%, the Conseco Fixed Income Fund exceeds 0.60%, the Conseco 20 Fund exceeds 1.25%, the Conseco High Yield Fund exceeds 0.90%, and the Conseco International Fund exceeds 1.75%. These voluntary limits may be discontinued at any time after April 30, 1999.


      The investment professionals primarily responsible for the management of the Funds (except the Conseco International Fund and the International Portfolio) with the respective responsibilities and business experience for the past five years are as follows:


      CONSECO FIXED INCOME FUND: Gregory J. Hahn, CFA, Senior Vice President, Portfolio Analytics, for the Adviser. He is responsible for the portfolio analysis and management of the institutional client accounts and analytical support for taxable portfolios. In addition, he has responsibility for SEC registered investment products as well as investments in the insurance industry. Mr. Hahn joined the Adviser in 1989.


      CONSECO HIGH YIELD FUND: William F. Ficca, Vice President and Director of Research of the Adviser, and Peter C. Andersen, CFA, Second Vice President, Portfolio Analytics for the Adviser.


      Mr. Andersen is responsible for fixed income management of institutional client accounts. Mr. Andersen joined the Adviser in 1997. Prior to joining the Adviser, he was a portfolio manager for Colonial Management Associates in Boston, where he managed over $650 million in high yield, tax-free mutual funds.

      Mr. Ficca oversees the Adviser's research efforts. In addition, he is the portfolio manager of certain other investment products managed by the Adviser. Mr. Ficca joined the Adviser in 1991. Previously, Mr. Ficca worked in investment banking and traded corporate and government bonds.


      CONSECO ASSET ALLOCATION FUND: Gregory J. Hahn, CFA, Portfolio Manager of the fixed income portion of the Fund. See Mr. Hahn's business experience above. Thomas J. Pence, Portfolio Manager of the equity portion of the Fund. See Mr. Pence's business experience below.

      CONSECO EQUITY FUND: Thomas J. Pence, CFA, Vice President for the Adviser. He is responsible for the management of the Adviser's equity portfolios and oversight of the equity investment process. Mr. Pence joined the Adviser in 1992. Previously, Mr. Pence worked for five years as a securities analyst in the field of real estate acquisition and development in which he specialized in residential development and construction finance and was responsible for overseeing a project portfolio of $750 million in real estate assets.


      CONSECO 20 FUND: Thomas J. Pence, Vice President for the Adviser, and Erik
J. Voss, Senior Securities Analyst for the Adviser. See Mr. Pence's business experience above.


      Mr. Voss assists in research and portfolio management for all of the Adviser's equity portfolios. Mr. Voss joined the Adviser in 1996. Previously, he worked as an equity analyst for another investment adviser.


      Like other financial and business organizations, the Funds could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. The Adviser is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. The Adviser also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Funds purchase. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


AMR AND THE INVESTMENT ADVISERS TO THE INTERNATIONAL EQUITY PORTFOLIO


      AMR has entered into a Management Agreement with the AMR Trust that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust, including the International Portfolio. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 1997, AMR had assets under management totaling approximately $18.4 billion including approximately $6.1 billion under active management and $12.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.2 billion of assets are related to AMR Corporation.


      AMR develops the investment program for the International Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board), allocates assets among investment advisers, monitors their investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions. For more information about these matters, see the SAI. AMR also provides the Portfolio with office space, office equipment and personnel necessary to manage and administer its operations.


      AMR oversees the Portfolio's participation in securities lending activities and any action taken by securities lending agents in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines.


      AMR bears the expense of providing the above services and pays the fees of the Portfolio's investment advisers. As compensation for doing so, AMR receives from the Portfolio an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.10% of the net assets of the Portfolio, plus
(2) all fees payable by AMR to the Portfolio's investment advisers as described below. The advisory fee is payable quarterly in arrears. AMR also receives compensation in connection with securities lending activities. If the Portfolio lends its portfolio securities and receives cash collateral from the borrower, AMR may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the Portfolio a loan fee. AMR may receive up to 25% of the loan fees posted by borrowers. Currently, AMR receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers.


      William F. Quinn has served as President of AMR since it was founded in 1986 and Nancy A. Eckl serves as Vice President - Trust Investments of AMR. Ms. Eckl previously served as Vice President - Finance and Compliance of AMR from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Portfolio. These responsibilities include oversight of the investment advisers to the Portfolio, regular review of each investment adviser's performance and asset allocations among them.


      The Portfolio's investment advisers are listed below. Each investment adviser has entered into a separate investment advisory agreement with AMR to provide investment advisory services to the Portfolio. AMR is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Conseco International Fund shareholders or International Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. AMR recommends investment advisers to the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by AMR. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. AMR need not allocate assets to each investment adviser designated for the Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by AMR, the AMR Trust Board or the interest holders of the Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and AMR does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.


      The investment advisers provide the Portfolio with portfolio investment management and related recordkeeping services. Each investment adviser has discretion to purchase and sell securities for its segment of the Portfolio's assets in accordance with the Portfolio's objective, policies and restrictions and the more specific strategies provided by AMR. As compensation for its services, each investment adviser is paid a fee by AMR out of the proceeds of the management fee received by AMR from the Portfolio.


      Hotchkis and Wiley, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. Assets under management as of December 31, 1997 were approximately $12.3 billion, which included approximately $1.1 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.


      Morgan Stanley Asset Management Inc. ("MSAM"), 25 Cabot Square, London, United Kingdom E14 4QA, is a wholly owned subsidiary of Morgan Stanley, Dean Witter & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997, MSAM, together with its other asset management affiliates, had assets under management totaling approximately $142.5 billion, including approximately $112.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of December 31, 1997, MSAM had investment authority over approximately $561.9 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays MSAM an annual fee equal to .80% of the first $25 million in assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% of all excess assets.


      Templeton Investment Counsel, Inc. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1997, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $511.6 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays Templeton an annualized fee equal to .50% of the first $100 million in assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.


      Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser. For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the Portfolio.


ADMINISTRATIVE FEES


      Pursuant to an administration agreement ("Administration Agreement"), the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. In addition, while the Conseco International Fund operates in a "master-feeder" structure, the Administrator will monitor the performance of the investment company in which the Conseco International Fund invests, coordinate the Conseco International Fund's relationship with that investment company and communicate with the Board and shareholders regarding the performance of that investment company and the Fund's master-feeder structure.


      For providing these services, the Administrator receives a fee from each of the Funds (except the Conseco International Fund) of .20% per annum of its average daily net assets. The Administrator receives a fee from the Conseco International Fund of .75% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for each of the Funds, and AMR and State Street Bank and Trust Company ("State Street") perform services for the Conseco International Fund, pursuant to agreements with the Administrator.


PURCHASE AND REDEMPTION OF SHARES


HOW TO BUY SHARES

      You may purchase shares from any broker, dealer, or other financial intermediary that has a selling agreement with the Distributor. These firms may charge for their services in connection with your purchase order. In addition, as discussed below, an account may be opened for the purchase of shares of a Fund by mailing a completed account application and a check payable to the appropriate Fund to the Conseco Fund Group, P.O. Box 8017, Boston, Massachusetts 02266-8017. Or you may telephone (800) 986-3384 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.


      In order to buy Class Y shares you must be an institutional investor or a qualifying individual investor. Institutional investors may include, but are not limited to, the following: (i) tax qualified retirement plans which have (a) at least $10 million in plan assets, or (b) 250 or more employees eligible to participate at the time of purchase, (ii) banks and insurance companies purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, (iv) tax-qualified retirement plans of the Adviser or brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor and their affiliates, (v) endowments, foundations and other charitable organizations or (vi) accounts established under wrap fee or asset allocation programs where the accountholder pays the sponsor an asset-based fee. A qualifying individual investor is an investor who is a client of the Adviser and is making a purchase of over $500,000 or whose purchase together with his current holdings of Class Y shares exceeds $500,000 or any other individual who meets the minimum investment requirement.


      Purchase orders for all Funds are accepted only on a business day as defined below. Orders for shares received by the Funds' Transfer Agent on any business day prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price. The offering price is net asset value. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      Certain brokers, dealers, and other financial intermediaries may be authorized to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the offering price next calculated after the order has been accepted by such an authorized firm. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).

      Brokers, dealers and other financial intermediaries are required to provide payment within three business days after placing an order. WHEN MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE, SUCH FIRMS MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.


      Your initial purchase amount must be at least $500,000. Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.


      The Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


      You will receive a confirmation of each new transaction in your account, which will also show you the number of Fund shares you own and the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.


PURCHASES BY WIRE


      Purchases by wire transfer should be directed to the Transfer Agent. To receive an account number call (800) 986-3384 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on a business day (as defined above) on which your bank is open for business. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA # 011000028, State Street Bank, Boston, MA, Account # 9905-244-1. If you arrange for receipt by the Transfer Agent of Federal funds prior to the close of regular trading (normally 4:00 p.m. Eastern
Time) of the NYSE on a business day as defined above, you will receive that day's offering price. Your bank may charge for these services.


PURCHASES BY CHECK


      An initial investment made by check must be accompanied by an application, completed in its entirety. Additional shares of the Funds may also be purchased by sending a check payable to the applicable Fund, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.


HOW TO REDEEM SHARES OF THE FUNDS


      Shares are redeemed at net asset value next determined after receipt of a redemption request in good form on any business day, reduced by the amount of any federal income tax required to be withheld.

REDEMPTIONS BY MAIL


      A written request for redemption must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. A suggested form of such certification is provided on the application accompanying this Prospectus. A signature guarantee is required for redemptions of $50,000 or more. A signature guarantee may be obtained from most banks, brokers and dealers, credit unions, savings associations and financial institutions, but not from a notary public.


REDEMPTIONS BY WIRE OR TELEPHONE


      Brokers, dealers, or other financial intermediaries may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charges.


      The Funds and the Transfer Agent will not be responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Funds or the Transfer Agent reasonably believe that such instructions are genuine. The Funds and the Transfer Agent have established procedures that the Funds believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Funds and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


REDEMPTIONS THROUGH BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES


      Certain brokers, dealers, and other financial intermediaries may be authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the net asset value next calculated after the order has been accepted by such an authorized firm, minus any applicable contingent deferred sales charge. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer redemption orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).


EXPEDITED REDEMPTIONS


      You may have the payment of redemption requests (of $250 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). You may request a wire redemption by telephone or written request sent to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 986-3384. You must complete the "Expedited Redemptions" section of the application for this privilege to be applicable.

GENERAL


      Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. A Fund may delay the payment of redemption proceeds until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Funds recommend that all purchases be made by bank wire Federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.


EXCHANGE PRIVILEGE


      Class Y shares of a Fund may be exchanged for shares of the same class of another Fund at the relative net asset values per share at the time of the exchange. The total value of shares of a fund purchased by exchange must at least equal the fund's minimum investment requirement. Before exchanging shares, you should consider the differences in investment objectives and expenses of the fund into which the exchange would be made. Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day..


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE


      Electronic transfers through Automated Clearing House ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Initial purchase minimums apply. You must complete the "ACH" section of the application for this privilege to be applicable.


DETERMINATION OF NET ASSET VALUE


      The net asset value per share is determined for each class of shares for each Fund as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class (the class' pro rata share of the value of the Fund's assets minus the class' pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.


      For each of the Funds except the Conseco International Fund and the International Portfolio, the assets of the Fund are valued as follows:
Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty
(60) days or less are valued at amortized cost.


      For the Conseco International Fund and the International Portfolio, equity securities listed on securities exchanges, including all but United Kingdom securities, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the NYSE or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the NYSE. Securities of the United Kingdom held in the Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the NYSE. Trading in foreign markets is usually completed each day prior to the close of the NYSE. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the NYSE. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward contracts are translated into U.S. dollar equivalents based on prevailing market rates. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS


      Dividends from net investment income are declared and distributed quarterly by the Conseco Equity Fund, the Conseco Asset Allocation Fund and the Conseco 20 Fund, monthly by the Conseco Fixed Income Fund and the Conseco High Yield Fund, and annually by the Conseco International Fund; however, the Trustees may decide to declare dividends at other intervals. For dividend purposes, (1) net investment income of each of the Funds except the Conseco International Fund consists of all dividends and interest it receives, less its expenses (including fees payable to the Adviser and its affiliates), and (2) the Conseco International Fund's net investment income consists of its proportionate share of the Portfolio's dividends and interest, less that Fund's expenses and its proportionate share of the Portfolio's expenses. Distributions of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions -- in the case of the Conseco International Fund, its proportionate share of the Portfolio's gains -- are declared and distributed to its shareholders annually after the close of the Fund's fiscal year.


      Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class A, Class B, and Class C shares of a Fund are expected to be lower than those on its Class Y shares because Class A, Class B, and Class C shares have higher expenses resulting from their distribution and service fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.


      DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For retirement accounts, all Fund distributions are reinvested. For other accounts, you have the following options:


      REINVEST ALL DISTRIBUTIONS. You can elect to reinvest all dividends and other distributions from a Fund in additional Fund shares of the same class.

      REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest dividends from a Fund in additional Fund shares of the same class while receiving other distributions by check or sent to your bank account.


      REINVEST OTHER DISTRIBUTIONS ONLY. You can elect to reinvest other distributions from a Fund in additional Fund shares of the same class while receiving dividends by check or sent to your bank account.


      RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and other distributions from a Fund or have them sent to your bank account.


TAXES


      Each Fund is treated as a separate corporation, and intends to qualify as a "regulated investment company" ("RIC"), under the Code. As such, and by complying with the applicable Code provisions regarding the amount and timing of its distributions, each Fund will be allowed a deduction for amounts distributed to its shareholders from its investment company taxable income (generally, its net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gain -- in the case of the Conseco International Fund, its share of the Portfolio's income and gain -- and will not be subject to federal income tax on those amounts. To qualify for treatment as a RIC, each Fund must, among other things, satisfy certain source of income and diversification requirements described in the SAI.


      Each Fund intends to distribute all its investment company taxable income and net capital gain so as to avoid federal income and excise taxes. Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to you as ordinary income. The portion of those dividends that does not exceed the aggregate dividends received by a Fund (in the case of the Conseco International Fund, its share of the dividends received by the Portfolio) from U.S. corporations will be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.


      Distributions of each Fund's net capital gain (whether paid in cash or reinvested additional shares), when designated as such, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly.


      Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.


      Dividends and other distributions declared by a Fund in October, November, or December, but received by you in January, generally are taxable to you in the year in which declared. Each Fund will inform you after the end of each calendar year as to the amount and nature of dividends and other distributions paid (or deemed paid) to you for that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.


      When you redeem (sell) shares, it may result in a taxable gain or loss to you, depending on whether you receive more or less than your adjusted basis for the shares. An exchange of any Fund's shares, as described under "Purchase and Redemption of Shares -- Exchange Privilege," generally will have similar tax consequences. If you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.


      Each Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


      Some foreign countries may impose income or withholding taxes on certain dividends and interest payable to the International Portfolio. The Conseco International Fund's share of any such withheld taxes may either be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.


      The   foregoing  is  only  a  summary  of  certain   federal   income  tax
considerations affecting your investment in a Fund. More information is contained in the SAI. You should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.


PERFORMANCE INFORMATION

CONSECO FIXED INCOME FUND, CONSECO ASSET ALLOCATION FUND, AND CONSECO EQUITY
FUND

      The Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund commenced operations on January 2, 1997. The average annualized total returns for Class Y of those Funds for the period from January 2, 1997 to December 31, 1997 were 9.18%, 17.87% and 23.50% for Conseco Fixed Income Fund, Conseco Asset Allocation Fund, and Conseco Equity Fund, respectively. Total returns would have been lower if the Adviser and Administrator had not waived fees and/or reimbursed expenses of each Fund.


      These Funds are modeled after previously existing funds of the Conseco Series Trust (the "CST Funds") that are managed by the Adviser and have investment objectives and policies substantially similar to the corresponding Funds. The CST Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by Conseco affiliates.


      Below you will find information about the performance of the CST Funds. Although the Conseco Fixed Income Fund, Conseco Asset Allocation Fund and
Conseco Equity Fund have substantially similar investment objectives and policies, the same investment adviser and the same portfolio managers as the corresponding CST Funds, you should not assume that the Funds will have the same future performance as the CST Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding CST Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding CST Fund. Moreover, past performance information is based on historical earnings and is not intended to indicate future performance.


      The investment characteristics of each of these Funds will closely resemble the investment characteristics of the corresponding CST Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.


      These Funds do have differences from the CST Funds, although the Adviser does not believe these practices would cause a significant change in investment results. Investors should note the following differences from the CST Funds: (1) the Funds may invest in swaps, caps, floors and collars; (2) the Funds may lend portfolio securities; and (3) the Funds may sell securities short. See the SAI for further details about these practices.


      The table below sets forth each Fund, its corresponding CST Fund, the date the Adviser began managing the CST Fund (referred to as the "inception date") and asset size as of December 31, 1997.


       FUND                    Corresponding CST Fund
                               (INCEPTION DATE AND ASSET SIZE)

       Fixed Income Fund       Corporate Bond Portfolio (May 1, 1993)

                               $ 20,187,193

       Asset Allocation Fund   Asset Allocation Portfolio (November 20,
                               1991)

                               $ 27,265,057

       Equity Fund             Common Stock Portfolio (November 20, 1991)

                               $216,896,715

      The following table shows the average annualized total returns for the CST Funds for the one, three and five year periods ended December 31, 1997 and for the periods from inception of the CST Funds to December 31, 1997. These figures are based on the gross investment performance of the CST Funds. Note that the actual investment performance experienced by investors in variable annuity and variable life insurance contracts issued by Conseco affiliates would be lower than the gross investment performance of the CST Funds due to expenses at the separate account level; these expenses typically are higher than those borne by investors in the Funds. From the gross investment performance figures, the Total Operating Expenses reflected in the fee table herein are deducted to arrive at the net return. CST Fund performance does not represent the historical performance of the Funds and should not be interpreted as indicative of the future performance of the Funds.

ASSUMING CLASS Y SHARE TOTAL OPERATING EXPENSES.

Cst Fund              1 Year    3 Years    5 Years     Since Inception
--------              ------    -------    -------     ---------------


Corporate Bond          9.86%     10.89%       N/A          7.66%
Portfolio

Asset Allocation       17.77%     24.87%     19.33%         16.27%
Portfolio

Common Stock           18.37%     32.76%     20.97%         21.70%
Portfolio




CONSECO INTERNATIONAL FUND


      The Conseco International Fund commenced operations in January 1998. However, the Conseco International Fund invests all of its investable assets in the International Portfolio and, in accordance with SEC staff positions, has adopted the Portfolio's performance as its own. The following table shows the Fund's average annual total returns for the one- and five-year periods ended October 31, 1997 and for the period from the inception of the International Portfolio's predecessor (August 7, 1991) until October 31, 1997. For periods following the conversion of the International Portfolio's predecessor into a master/feeder structure on November 1, 1995, the total returns shown below represent the actual investment performance of the Portfolio (the master fund) only and would have been lower if the fees and expenses typically imposed by a feeder fund (such as the Conseco International Fund) also had been reflected. Past results do not guarantee future performance.

          Average Annual Total Returns for Periods Ended October 31, 1997



                                                                Since Inception
            1 YEAR                     5 YEARS                 (AUGUST 7, 1991)
            ------                     -------                 ----------------

            19.40%                      18.27%                      12.33%




GENERAL


      Each of the Funds may from time to time advertise certain investment performance information. Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.


      The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

      The "average annual total return" of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating average annual compounded rates of return over the one-, five- and ten-year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain distributions. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.


      Further information about the performance of the Funds is contained in the SAI and in the Funds' semi-annual and annual reports to shareholders, which you may obtain without charge by writing the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.


MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
Report from the
Conseco Fixed Income Adviser

1997 was characterized by favorable market conditions throughout much of the year. However, increased volatility brought dramatic changes to the fixed income markets, especially in the fourth quarter.

The first three quarters of 1997 were distinguished by a strong, healthy economy, low inflation levels and a general trend toward declining interest rates. Relative value in the fixed income markets was difficult to distinguish as spreads to Treasuries remained very narrow in many sectors, including corporate and mortgage-backed securities. Investors typically demand larger spreads over U.S. Treasury bonds in order to compensate for perceived higher risk levels. Federal Reserve policy stayed tight as Alan Greenspan remained the vigilant watchdog over inflation. The budget deficit continued to narrow as a result of lower rates and fiscal discipline from Congress. However, the focus of the financial markets shifted away from domestic economic fundamentals in the fourth quarter.

In the fourth quarter, currencies in Thailand, Malaysia and Indonesia deteriorated, throwing their financial markets into turmoil. Because the world's economies are linked, the impact of this turmoil spread quickly throughout Southeast Asia. As we move into 1998, we expect the crisis to have a significant impact on economic growth in other countries, including the United States. This phenomenon has already caused dramatic changes in the general fundamentals of our domestic fixed income market, creating significantly larger spreads to Treasuries in the Yankee sector which have, in turn, spilled over to the corporate sector.

Because the Asian financial crisis has taken center stage, the fundamental analysis of certain Yankee securities has less meaning in terms of short term performance. Because our investment horizon is based on the long term, our plan is to maintain a small exposure in the Yankee sector investing in securities such as Hutchison Wampoa (A3/A+), a Hong Kong-based financial conglomerate with significant operations in the United States. Our Yankee analyst, Upender Rao, views Korea as having the best opportunity for credit improvement during 1998 given the support of the International Monetary Fund and their willingness to implement changes in their financial system.

The level of interest rates declined because of the financial crisis: the ten-year U.S. Treasury yield was 5.74% at year-end and the thirty-year U.S. Treasury yield was 5.92%. With this dramatic decline in interest rates, we reduced our exposure to mortgage-backed securities, due to the higher risk of increased pre-payment activity. With higher pre-payments, the security returns more principal, forcing the investor to reinvest the proceeds at lower interest rates.

Nolan Smith, our municipal bond specialist, has recommended the taxable municipal sector due to consistent spreads over U.S. Treasuries, which have performed better than the corporate sector. We plan to direct proceeds to this sector, given its performance relative to the rest of the market. At this point, we have discovered only a few bonds meeting our investment criteria of offering good relative value.

Our bank and finance analyst, Rob Cook, feels company fundamentals in the Broker-Dealer sector are currently strong, making these bonds attractive investments. Within this sector, we invested in Salomon Smith Barney (A2/A). With the acquisition of Salomon Brothers by Travelers (A2/A), the credit has been upgraded by the rating agencies and we expect operating fundamentals to continue to improve.

Our fixed income investment strategy continues to emphasize investing in those securities we believe are undervalued. Most importantly, we conduct thorough research before investing in any security. Our long-term strategies coupled with our extensive knowledge of each investment we select enable us to look forward with confidence as we continue to invest for the future.

Gregory J. Hahn, CFA
Senior Vice President
Portfolio Manager
Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO FIXED INCOME FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                             ----------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                      9.14%
                             ----------------------


Past performance is not predictive of future performance.

------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Fixed Income Fund         $10,000        $10,914
------------------------------ -------------- --------------
LB Aggregate Bond Index           $10,000        $10,965
------------------------------ -------------- --------------

================================================================================
Report from the
Conseco Asset Allocation Fund Adviser

The Asset Allocation Fund is a balanced portfolio which invests in a combination of equity, fixed income and cash. The strategy of the Asset Allocation Fund through 1997 continued to highlight our growth equity style, which represented roughly 60% of the portfolio's assets.

The fourth quarter began with much anxiety about the strength in the market over the summer, the sustainability of corporate profits and the increasing volatility of Asian currency markets. All fears reached a fever pitch on October 27th when the Dow dropped 554 points (7.2%), recording the largest single point decline ever on fears of asset deflation in Asian markets. The performance of the market following the sell-off was typical of what we saw earlier in the year, with the index stocks outperforming the broader market as hoards of capital previously invested in Asia-Pacific markets sought safe haven in the U.S. market. The result of all this was that the S&P 500 Index gained while virtually everything else stayed at October 27th levels or drifted even lower. In fact, because of its strong fourth quarter move relative to the broader market, the S&P 500 finished the year up 33.36%, outstripping the returns of 90% of all actively managed funds and the Russell 2000 Small Stock Index which returned 22.36%. This is the fourth straight year that we have seen this kind of divergence.

In terms of sector performance on the stock side, the strong returns were realized in interest rate-sensitive areas (financial and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's worst returns. Our underweighting in financials, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

Going forward, we remain hopeful that 1998 will be rewarding to investors such as us who utilize a bottom-up approach in finding good growth stories in stocks that still trade at reasonable valuations. In fact, if 1998 earnings on S&P 500 companies ultimately grow in line with current expectations of 7 to 9%, then we would expect to see an increase in multiples for stocks which can generate earnings growth in the 18 to 20% range.

The balance of the portfolio, approximately 40%, consists of bonds and cash. At year end, roughly 38.3% of this 40% was invested in securities with investment grade ratings and 61.7% was invested in high yield. Our fixed income discipline of investing in those securities which, through our own fundamental research, we consider to be undervalued, resulted in several investment ideas. In the industrial sector, our energy analyst, Upender Rao, recommended investing in several oil drilling companies including Parker Drilling (B1/B+), the fourth largest drilling company in the United States, and Pride Petroleum (Ba3/BB-), the third largest. As rig rates doubled in 1997, earnings accelerated, substantially improving the financial statements of both companies. Upender expects to see an upgrade over a twelve to eighteen month time frame.

Depending on valuation in the equity market, we may take the opportunity to reallocate a portion of the portfolio to fixed income if we see pressure on earnings or negative earnings surprises. Until the financial crisis in Asia subsides, we expect to see sustained low levels of interest rates. Eventually, as investors return their focus to economic fundamentals, we still expect to see interest rates remain low, which should bode well for the valuation of financial assets.

Thomas J. Pence, CFA                         Gregory J. Hahn, CFA
Vice President                               Senior Vice President
Portfolio Manager                            Portfolio Manager
Conseco Capital Management, Inc.             Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO ASSET ALLOCATION FUND, THE S&P MIDCAP 400 INDEX, AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                             ----------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                     17.87%
                             ----------------------



Past performance is not predictive of future performance.


------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Asset Allocation Fund     $10,000        $11,787
------------------------------ -------------- --------------
S&P MidCap 400 Index              $10,000        $13,225
------------------------------ -------------- --------------
LB Aggregate Bond Index           $10,000        $10,965
------------------------------ -------------- --------------

================================================================================
Report from the
Conseco Equity Fund Adviser

As we look back at 1997, we are able to draw a few insights on what is in store for 1998. While the first three quarters exhibited strong growth and favorable market conditions, the fourth quarter proved to be most eventful in terms of future effects on market performance.

The fourth quarter began with much anxiety related to market strength, sustainability of corporate profits, and increasing volatility in Asian currency markets. Anxieties peaked on October 27th when the Dow Jones Industrial Average dropped 554 points (7.2%), the largest single point decline ever, surrounding fears of asset deflation in Asian markets. Despite a relatively good series of earnings reports and economic releases throughout the balance of the quarter, including low inflation and 25-year-low unemployment levels, concerns about the Asian influence prevailed.

Following the market plunge, much of the capital previously invested in Asia-Pacific markets sought safety in the U.S. market through purchases of S&P 500 futures contracts. As a result, the S&P 500 Index gained ground, with stocks of the largest 20 companies in the marketplace outperforming nearly everything in sight. However, virtually all other stocks remained at October 27th levels or drifted even lower. Due to the strong fourth quarter move of the largest company stocks, the S&P 500 finished the year up 33.36%, outperforming the returns of 90% of all actively managed funds, as well as the Russell 2000 Small Stock Index, which returned 22.36%. This is the fourth straight year that the market has seen this kind of divergence.

In terms of sector performance, strong returns were realized in interest rate-sensitive areas (financial and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's worst returns. Our underweighting in financial, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

Despite these problems, many of our stocks enjoyed good earnings reports and persevered during a time of high market volatility. Perhaps most rewarding was the announcement that IBM/Tivoli bought Software Artistry for $24.50 per share in cash. After establishing our position as Software Artistry's largest shareholder, we were prematurely rewarded with a 200% return for our shareholders over the holding period.

We expect a cautionary tone to prevail over the market in 1998; as such, we intend to increase our focus on earnings stories with strong balance sheets and cashflow generation. We will also look for yield as a component of total return whenever possible. In addition, we will watch for opportunities in technology and energy given the aggressive sell-off in these sectors in late 1997.

Our investment strategy continues to rely on a bottom-up approach to stock selection. Through extensive research of the companies in which we invest, our goal is to discover good growth stories in stocks that still trade at reasonable valuations. We are committed to a long-term reliance on this strategy, and remain hopeful that it will serve our shareholders well in the upcoming year.

Thomas J. Pence, CFA
Vice President
Portfolio Manager
Conseco Capital Management, Inc.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO EQUITY FUND, THE S&P MIDCAP 400 INDEX AND THE S&P 500 INDEX


                             ----------------------
                              AVERAGE ANNUAL TOTAL
                                     RETURN
                             ----------------------
                                     1 YEAR
                             ----------------------
                                     23.50%
                             ----------------------

Past performance is not predictive of future performance.

------------------------------ -------------- --------------
                                  1/2/97        12/31/97
------------------------------ -------------- --------------
Conseco Equity Fund               $10,000        $12,350
------------------------------ -------------- --------------
S&P MidCap 400 Index              $10,000        $13,225
------------------------------ -------------- --------------
S&P 500 Index                     $10,000        $13,336
------------------------------ -------------- --------------

OTHER INFORMATION


BROKERAGE COMMISSIONS


      Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser may select brokers who provide research or other services or who sell shares of the Funds to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.


      Each of the International Portfolio's investment advisers will place its own orders to execute securities transactions. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of the Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so.


SHARES OF BENEFICIAL INTEREST


      All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of a Fund is entitled to participate equally in dividends and distributions declared by that class.


      On most issues subjected to a vote of the Portfolio's interest holders, as required by the 1940 Act, the Conseco International Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each interest holder in the Portfolio would vote in proportion to its relative beneficial interest in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action although a majority of the outstanding voting securities of the Conseco International Fund had voted against it. This could result in the Conseco International Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Fund.


REPORTS TO SHAREHOLDERS


      Investors in the Funds will be informed of their progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.


RETIREMENT PLANS AND MEDICAL SAVINGS ACCOUNTS


      Class Y shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. The Trust also has information concerning prototype Medical Savings Accounts. For information, call or write the Distributor.


CLASS A, CLASS B AND CLASS C SHARES


      In addition to Class Y Shares, the Trust also offers Class A, Class B and Class C shares. These shares are available to individual investors. Class A, Class B and Class C shares generally have higher operating expenses resulting from their distribution and service fees and are subject to certain sales charges. Please call the Distributor at (800) 986-3384 for additional information on the purchase of Class A, Class B and Class C shares.


DISTRIBUTOR


      Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032, serves as distributor of shares of the Trust.


TRANSFER AGENT


      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer agent.


CUSTODIAN


      The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund (except the Conseco
International Fund). State Street serves as custodian of the assets of the Conseco International Fund and of the International Portfolio.


INDEPENDENT ACCOUNTANTS/AUDITORS


      The Trust's independent accountants are Coopers & Lybrand, L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002. The independent auditors of the International Portfolio are Ernst & Young LLP, Dallas, Texas.

LEGAL COUNSEL


      Certain legal matters for the Funds are passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036.


      THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE SAI.








If you would like a free copy of the Statement of Additional Information for this Prospectus, please complete this form, detach, and mail to:
      Conseco Fund Group
      Attn:  Administrative Offices
      11815 N. Pennsylvania Street, Carmel, Indiana 46032

Gentlemen:
      Please send me a free copy of the Statement of Additional Information for the Conseco Fund Group at the following address:

Name:
Mailing Address:

      Sincerely,

      (Signature)

APPENDIX A SECURITIES RATINGS


DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:


Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S  CORPORATE BOND RATINGS:


AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.


A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.+ BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.


CI - The rating CI is reserved for income bonds on which no interest is being paid.


D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


PREFERRED STOCK RATINGS:


Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.